                                                                    Exhibit 10.4


                                                                  EXECUTION COPY


                                WARRANT AGREEMENT



                          Dated as of December 3, 1998


                                     between


                       VERSATEL TELECOM INTERNATIONAL N.V.


                                       and


                     UNITED STATES TRUST COMPANY OF NEW YORK

                                as Warrant Agent

                                TABLE OF CONTENTS

WARRANT AGREEMENT

                                                                                     Page
 SECTION 1.        Defined Terms                                                        2
         1.1       Certain Definitions                                                  2
         1.2       Rules of Construction                                                7

 SECTION 2.        Issuance, Form, Execution, Delivery and Registration of
                     Warrant Certificates                                               7
         2.1       Issuance of Warrants                                                 7
         2.2       Execution of Warrant Certificates                                    7
         2.3       Countersignature and Delivery                                        8
         2.4       Form of Warrant Certificates                                         8
         2.5       Restrictive Legends                                                  9
         2.6       Temporary Warrant Certificates                                      11
         2.7       Separation of Warrants and Notes                                    11
         2.8       Registration, Registration of Transfers and Exchanges               12
         2.9       Book-Entry Provisions for Global Warrants                           12
         2.10      Special Transfer Provisions                                         14
         2.11      Offices for Exercise, etc.                                          16
         2.12      Cancellation                                                        17
         2.13      Lost, Stolen, Destroyed, Defaced or Mutilated Warrant
                     Certificates                                                      17

 SECTION 3.        Terms of Warrants; Exercise of Warrants                             18
         3.1       Exercise Period                                                     18
         3.2       Manner of Exercise                                                  18
         3.3       Issuance of Warrant Shares                                          19
         3.4       Fractional Warrant Shares                                           20
         3.5       Sufficient Authorized Share Capital                                 20
         3.6       Payment of Taxes                                                    20

 SECTION 4.        Adjustment of Exercise Price and Number of Warrant Shares
                     Issuable                                                          20
         4.1       Adjustments                                                         20
         4.2       Superseding Adjustment                                              24
         4.3       Minimum Adjustment                                                  24
         4.4       Notice of Adjustment                                                25
         4.5       Notice of Certain Transactions                                      25
         4.6       Adjustment to Warrant Certificate                                   26

         4.7       Challenge to Good Faith Determination                               26
         4.8       Treasury Stock                                                      26

 SECTION 5.        Holders' Rights                                                     26
         5.1       Registration Rights                                                 26
         5.2       Piggyback Registration Right                                        27
         5.3       Repurchase Offer                                                    28
         5.4       Change of Control Equity Offer                                      28
         5.5       Drag Along Rights                                                   29

 SECTION 6.        Warrant Agent                                                       29
         6.1       Appointment of Warrant Agent                                        29
         6.2       Rights and Duties of Warrant Agent                                  29
         6.3       Individual Rights of Warrant Agent                                  31
         6.4       Warrant Agent's Disclaimer                                          31
         6.5       Compensation and Indemnity                                          31
         6.6       Successor Warrant Agent                                             32

 SECTION 7.        Miscellaneous                                                       33
         7.1       Reports                                                             34
         7.2       Notices to the Company and Warrant Agent                            34
         7.3       Supplements and Amendments                                          35
         7.4       Severability                                                        36
         7.5       Successors                                                          36
         7.6       Termination                                                         36
         7.7       Governing Law                                                       36
         7.8       Submission to Jurisdiction; Appointment of Agent for
                     Service; Waiver.                                                  36
         7.9       Benefits of This Agreement                                          37
         7.10      Counterparts                                                        37
         7.11      Table of Contents                                                   37


EXHIBITS

EXHIBIT A - Form of Face of Global Warrant Certificate

EXHIBIT B - Form of Face of Definitive Warrant Certificate

EXHIBIT C - Form of Transfer Certificate for Transfer from Rule 144A Global
              Warrant to Regulation S Global Warrant

EXHIBIT D - Form of Transfer Certificate for Transfer from Regulation S Global
              Warrant to Rule 144A Global Warrant

                                                                    Exhibit 10.4



                  WARRANT AGREEMENT dated as of December 3, 1998 (the "Agreement") between VersaTel Telecom International N.V. (formerly known as VersaTel Telecom B.V.), a company organized under the laws of The Netherlands (the "Company"), and the United States Trust Company of New York, as warrant agent (in such capacity, the "Warrant Agent").


                              W I T N E S S E T H :


                  WHEREAS, on October 15, 1998, the Company converted its legal structure from a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) to a company with limited liability (naamloze vennootschap) and in connection therewith created two classes of Ordinary Shares, Class A Shares and Class B Shares, each with par value NLG 0.10 per share (together, the "Ordinary Shares"); and

                  WHEREAS, the Company entered into a purchase agreement dated November 17, 1998 (the "Purchase Agreement") with Lehman Brothers Inc., Lehman Brothers International (Europe) and Paribas Corporation (the "Initial Purchasers") pursuant to which the Company has agreed to sell to the Initial Purchasers 150,000 units (the "Units") consisting of $1,000 principal amount of its 13 1/4% Senior Notes due 2008 (the "Notes") to be issued under an indenture dated as of December 3, 1998 (the "Indenture") by and between the Company and the United States Trust Company of New York, as Trustee (in such capacity, the "Trustee"), and one warrant (the "Warrants") to purchase 6.667 Class B Shares; and

                  WHEREAS, prior to the separation of the Notes from the Warrants issued as part of the Units as described herein, the Units shall be issued pursuant to the Unit Agreement dated as of December 3, 1998 (the "Unit Agreement") by and among the Company, the Warrant Agent, the Trustee and United States Trust Company of New York, as unit agent (the "Unit Agent"); and

                  WHEREAS, the Warrants and the Notes shall not be separately transferable until on or after the Separation Date (as defined below); and

                  WHEREAS, the Company desires the Warrant Agent to assist the Company in connection with the issuance, exchange, cancellation, replacement and exercise of the Warrants, and in this Agreement wishes to set forth, among other things, the terms and conditions on which the Warrants may be issued, exchanged, cancelled, replaced and exercised; and

                  WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing so to act, in connection with the issuance of Warrant Certificates (as defined below) and other matters as provided herein;

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, and for the purpose of defining the respective rights and obligations of the Company, the Warrant Agent and the Holders (as defined below), the parties hereto agree as follows:

                   1. SECTION DEFINED TERMS.

                  1.1 Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

                  "Affiliate" means, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as applied to any Person, is defined to mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

                  "Agent Members" has the meaning specified in Section 2.9(a) hereof.

                  "Authorized Agent" has the meaning specified in Section 7.8 hereof.

                  "Bankruptcy Law" means (i) for purposes of the Company, Faillissementswet and any similar statute, regulation or provision of any other jurisdiction in which the Company is organized or conducting business and (ii) for purposes of the Warrant Agent, Title 11, U.S. Code or any similar United States Federal, state or foreign law for the relief of creditors.

                  "Board" means the Board of Supervisory Directors of the Company.

                  "Business Day" means a day other than a Saturday, Sunday or other day on which commercial banks in New York City and Amsterdam, The Netherlands are authorized or required by law to close.

                  "Cash Exercise" has the meaning specified in Section 3.2 hereof.

                  "Cashless Exercise" has the meaning specified in Section 3.2 hereof.

                  "Cashless Exercise Ratio" means a fraction, the numerator of which is the excess of the Current Market Value (as defined below) per Ordinary Share on the Exercise Date over the Exercise Price per share as of the Exercise Date and the denominator of which is the Current Market Value per Ordinary Share on the Exercise Date.

                  "Change of Control Equity Offer" has the meaning specified in
         Section 5.4(a) hereof.

                  "Change of Control Equity Offer Expiration Date" has the meaning specified in Section 5.4(b) hereof.

                  "Cedel" means Cedel Bank, societe anonyme.

                  "Class A Shares" means the Class A Shares, par value NLG 0.10 per share, of the Company.

                  "Class B Shares" means the Class B Shares, par value NLG 0.10 per share, of the Company.

                  "Combination" has the meaning specified in Section 4.1(d) hereof.

                  "Commission" means the Securities and Exchange Commission.

                  "Consideration" has the meaning specified in Section 4.1(c) hereof.

                  "Current Market Value," per Ordinary Share or any other security at any date, means (i) if the security is not registered under the Exchange Act, the fair market value of the security (without any discount for lack of liquidity, the amount of such security offered to be purchased or the fact that such securities may represent a minority interest in a private company or a company under the control of another Person) as determined in good faith by the Board and certified in a board resolution that is delivered to the Warrant Agent, and determined to be fair, from a financial point of view, to the holders of such security or another security exercisable for such security, by an Independent Financial Expert (as set forth in such Independent Financial Expert's written fairness opinion); or (ii) if the security is registered under the Exchange Act, the average of the last reported sale price of the security (or the equivalent in an over-the-counter market) for each Business Day (as defined herein) during the period commencing 15 Business Days before such date and ending on the date one day prior to such date, or if the security has been registered under the Exchange Act for less than 15 consecutive Business Days before such date, the average of the daily closing bid prices (or such equivalent) for all of the Business Days before such date for which daily closing bid prices are available (provided, however, that if the closing bid price is not determinable for at least 10 Business Days in such period, the "Current Market Value" of the security shall be determined as if the security were not registered under the Exchange Act). The Company shall pay the fees and expenses of any Independent Financial Expert in the determination of Current Market Value.

                  "Definitive Warrants" means Warrants in definitive registered form substantially in the form of Exhibit B.

                  "Depositary" has the meaning specified in Section 2.4 hereof.

                  "DTC" means The Depository Trust Company or its successors.

                  "DWAC" means the Depositary/Deposit Withdraw at Custodian system.

                  "Euroclear" means Morgan Guaranty Trust Company of New York (Brussels office), as operator of the Euroclear System.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended (or any successor act), and the rules and regulations promulgated thereunder.

                  "Exercise Date" means the date on which a Warrant is exercised by the Holder thereof.

                  "Exercisability Date" means the date of the closing of an Initial Public Offering (as defined below) by the Company.

                  "Exercise Price" means the purchase price per Warrant Share to be paid upon the exercise of each Warrant, which price shall be NLG
         5.10 per Warrant Share as adjusted in accordance with the terms hereof.

                  "Existing Warrants" means the warrants issued under the Warrant Agreement, dated as of May 27, 1998, between the Company and United States Trust Company of New York, as warrant agent, representing the right to purchase 6.667 Ordinary Shares of the Company, subject to adjustment pursuant to such Agreement.

                  "Expiration Date" means May 15, 2008.

                  "Global Warrants" has the meaning specified in Section 2.4 hereof.

                  "Holder" means the registered holder of a Warrant.

                  "Independent Financial Expert" means an internationally recognized investment bank that does not (and whose directors, executive officers and 5% stockholders do not) have a direct or indirect financial interest in the Company or any of its subsidiaries or Affiliates, which has not been for at least five years, and at the time it is called upon to give independent financial advice to the Company is not (and none of its directors, executive officers or 5% stockholders is), a promoter, director, or officer of the Company or any of its subsidiaries or Affiliates. The Independent Financial Expert may be compensated and indemnified by the Company for opinions or services it provides as an Independent Financial Expert.

                  "Initial Public Offering" means the first time a registration statement filed under the Securities Act (other than the Shelf Registration Statement) respecting an offering, whether primary or secondary, of Ordinary Shares representing at least 15% of the total issued and outstanding Ordinary Shares of the Company which is underwritten on a firmly committed or best efforts basis, is declared effective and the securities so registered are issued and sold.

                  "Issue Date" means December 3, 1998, the date on which the Warrants are first issued.

                  "Majority Holders" means the Holders of a majority of the then outstanding Warrants.

                  "Managing Underwriter" has the meaning specified in Section 5.2(b) hereof.

                  "Nasdaq National Market" means the Nasdaq Stock Market National Market.

                  "Offer" has the meaning specified in Section 4.1(e) hereof.

                  "Offer Period" has the meaning specified in Section 4.1(e) hereof.

                  "Offering" means the offering of the Units, the Notes and the Warrants.

                  "Officer" means the principal executive officer, the principal financial officer, the treasurer or the principal accounting officer of the Company.

                  "Officers' Certificate" means a certificate signed on behalf of the Company by two officers of the Company, one of whom must be the principal executive officer, the principal financial officer, the treasurer or the principal accounting officer of the Company.

                  "Ordinary Shares" has the meaning specified in the Preamble hereto. References in this Agreement to Ordinary Shares underlying the Warrants, or issued or deliverable upon exercise of the Warrants to the Holders thereof, shall be deemed to refer to Class B Shares of the Company.

                  "Per Share Consideration" has the meaning specified in Section 4.1(e) hereof.

                  "Person" means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

                  "Private Placement Legend" has the meaning specified in
         Section 2.5 hereof.

                  "Purchase Date" has the meaning specified in Section 4.1(e) hereof.

                  "Qualified Institutional Buyer" or "QIB" shall have the meaning specified in Rule 144A under the Securities Act.

                  "Regulation S" means Regulation S (including any successor regulation thereto) under the Securities Act, as it may be amended from time to time.

                  "Regulation S Global Warrants" has the meaning specified in
         Section 2.4 hereof.

                  "Regulation S Warrants" has the meaning specified in Section
         2.4 hereof.

                  "Representatives" has the meaning specified in Section 2.7 hereof.

                  "Repurchase Offer" has the meaning specified in Section 5.3(a) hereof.

                  "Repurchase Price" means, in respect of a Warrant, (i) the excess of the Current Market Value of an Ordinary Share of the Company over the Exercise Price per Ordinary Share, multiplied by (ii) the number of Warrant Shares that would be obtained if one Warrant was exercised on the date of repurchase.

                  "Requesting Holders" has the meaning specified in Section 5.2(b) hereof.

                  "Resale Restriction Termination Date" has the meaning specified in Section 2.5 hereof.

                  "Restricted Period" has the meaning specified in Section 2.4 hereof.

                  "Right" has the meaning specified in Section 4.1(g) hereof.

                  "Rule 144A" means Rule 144A (including any successor regulation thereto) under the Securities Act, as it may be amended from time to time.

                  "Rule 144A Warrants" has the meaning specified in Section 2.4 hereof.

                  "Rule 144A Global Warrants" has the meaning specified in
         Section 2.4 hereof. "Securities Act" means the Securities Act of 1933, as amended.

                  "Separated" has the meaning specified in Section 2.7 hereof.

                  "Separation" has the meaning specified in Section 2.7 hereof.

                  "Separation Date" has the meaning specified in Section 2.7 hereof.

                  "Successor Company" has the meaning specified in Section 4.1(d) hereof.

                  "Triggering Date" has the meaning specified in Section 5.3(a) hereof.

                  "Unit" means the $1,000 principal amount of Notes and one Warrant that comprise each Unit.

                  "Unit Certificates" means the certificates evidencing the Units to be delivered pursuant to the Purchase Agreement.

                  "Warrant Agent" means the United States Trust Company of New York, or the successor or successors of such Warrant Agent appointed in accordance with the terms hereof.

                  "Warrant Agent Office" has the meaning specified in Section
         2.11 hereof.

                  "Warrant Certificates" means the certificates evidencing the Warrants to be delivered pursuant to this Agreement, substantially in the form of Exhibits A and B hereto.

                  "Warrant Register" has the meaning specified in Section 2.8 hereof.

                  "Warrant Registrar" has the meaning specified in Section 2.8 hereof.

                  "Warrant Shares" has the meaning specified in Section 2.1 hereof.

                  "Warrants" shall mean the Warrants issued hereunder and all warrants issued upon transfer, division or combination of, or in substitution for, any thereof. All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of Class B Shares for which they may be exercised.

                  1.2 Rules of Construction. Unless the text otherwise required.

                  (i) a term has the meaning assigned to it;

                  (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with United States generally accepted accounting principles ("U.S. GAAP") as in effect from time to time;

                  (iii) "or" is not exclusive;

                  (iv) "including" means including, without limitation; and

                  (v) words in the singular include the plural and words in the plural include the singular.

                  2. SECTION ISSUANCE, FORM, EXECUTION, DELIVERY AND REGISTRATION OF WARRANT CERTIFICATES.

                  2.1 Issuance of Warrants. Warrants comprising part of the Units shall be originally issued in connection with the issuance of the Units and such Warrants shall not be separately transferable from the Notes until on or after the Separation Date as provided in Section 2.7 hereof.

                  Each Warrant Certificate shall evidence the number of Warrants specified therein, and each Warrant evidenced thereby shall represent the right, subject to the provisions contained herein and therein, to purchase from the Company (and the Company shall issue and sell to such Holder of the Warrant)
6.667 Class B Shares of the Company (the shares purchasable upon exercise of a Warrant being hereinafter referred to as the "Warrant Shares," subject to adjustment as provided in Section 4 hereof).

                  References in this Agreement to Ordinary Shares underlying the Warrants, or issued or deliverable upon exercise of the Warrants to the Holders thereof, shall be deemed to refer to Class B Shares of the Company.

                  2.2 Execution of Warrant Certificates. The Warrant Certificates shall be executed on behalf of the Company by two Officers of the Company. Such signatures may be the manual or facsimile signatures of the present or any future such officers. Typographical and other minor errors or defects in any such reproduction of any such signature shall not affect the validity or enforceability of any Warrant Certificate that has been duly countersigned and delivered by the Warrant Agent.

                  In case any officer of the Company who shall have signed any of the Warrant Certificates shall cease to be such an officer before the Warrant Certificate so signed shall be countersigned and delivered by the Warrant Agent or disposed of by the Company, such Warrant Certificate nevertheless may be countersigned and delivered or disposed of as though the Person who signed such Warrant Certificate had not ceased to be such an officer of the Company; and any Warrant Certificate may be signed on behalf of the Company by such Persons as, at the actual date of the execution of such Warrant Certificate, shall be the proper officers of the Company, although at the date of the execution and delivery of this Agreement any such Person was not such an officer.

                  2.3 Countersignature and Delivery. Subject to the immediately following paragraph, Warrant Certificates shall be countersigned by manual signature and dated the date of countersignature by the Warrant Agent and shall not be valid for any purpose unless so countersigned and dated. The Warrant Certificates shall be numbered and shall be registered in the Warrant Register.

                  Upon the receipt by the Warrant Agent of a written order of the Company set forth in an Officers' Certificate, specifying the amount of Warrants to be countersigned, whether the Warrants are to be Global Warrants or Definitive Warrants, whether the Warrants are to bear the Private Placement Legend set forth in Section 2.5, the date of such Warrants and such other information as the Warrant Agent may reasonably request, the Warrant Agent is authorized, to countersign the Warrant Certificates upon receipt from the Company at any time and from time to time of the Warrant Certificates, duly executed as provided in Section 2.2 hereof, and deliver them, without any further action by the Company. Such countersignature shall be by a duly authorized signatory of the Warrant Agent (although it shall not be necessary for the same signatory to sign all Warrant Certificates).

                  In case any authorized signatory of the Warrant Agent who shall have countersigned any of the Warrant Certificates shall cease to be such an authorized signatory before the Warrant Certificate shall be disposed of by the Company, such Warrant Certificate nevertheless may be delivered or disposed of as though the Person who countersigned such Warrant Certificate had not ceased to be such an authorized signatory of the Warrant Agent; and any Warrant Certificate may be countersigned on behalf of the Warrant Agent by such Persons as, at the actual time of countersignature of such Warrant Certificates, shall be the duly authorized signatories of the Warrant Agent, although at the time of the execution and delivery of this Agreement any such Person is not such an authorized signatory.

                  The Warrant Agent's countersignature on all Warrant Certificates shall be in substantially the form set forth in Exhibit A and B hereto.

                  2.4 Form of Warrant Certificates. Warrants offered and sold to Qualified Institutional Buyers in reliance upon Rule 144A in the United States of America ("Rule 144A Warrants") shall be issued on the Issue Date in the form of one or more global Warrants in registered global form ("Rule 144A Global Warrants"). Rule 144A Global Warrants shall be deposited with the Warrant Agent, as custodian for, and registered in the name of DTC or its nominee, duly executed by the Company and countersigned by the Warrant Agent as provided herein; provided that until such time as the Warrants Separate (as defined below) from the Notes, the Rule 144A Global Warrants shall be registered in the name of the Unit Agent and shall be represented by a U.S. Global Unit deposited with the Unit Agent as custodian for and registered in the name of DTC or its nominee.

                  Warrants offered and sold outside the United States of America in reliance on Regulation S ("Regulation S Warrants") shall be issued on the Issue Date in the form of one or more global Warrants in registered global form (the "Regulation S Global Warrants"). Regulation S Global Warrants shall be deposited with the Warrant Agent as custodian for, and registered in the name of, DTC or its nominee, for credit to the subscribers' respective accounts at

Euroclear and Cedel, duly executed by the Company and countersigned by the Warrant Agent as provided herein; provided that until such time as the Warrants Separate from the Notes, the Regulation S Global Warrants shall be registered in the name of the Unit Agent and shall be represented by a Regulation S Global Unit deposited with the Unit Agent as custodian for, and registered in the name of, DTC or its nominee, for credit to the subscribers' respective accounts at Euroclear and Cedel. During a period of 40 days commencing on the latest of the commencement of the Offering and the Issue Date (such period through and including such 40th day, the "Restricted Period"), beneficial interests in the Regulation S Global Warrants may be held only through Euroclear or Cedel (as indirect participants in DTC). The Rule 144A Global Warrants and the Regulation S Global Warrants are sometimes collectively referred to herein as the "Global Warrants".

                  The Warrant Certificates evidencing the Global Warrants to be delivered pursuant to this Agreement shall be substantially in the form set forth in Exhibit A attached hereto. Such Global Warrants shall represent such of the outstanding Warrants as shall be specified therein and each shall provide that it shall represent the aggregate amount of outstanding Warrants from time to time endorsed thereon and that the aggregate amount of outstanding Warrants represented thereby may from time to time be decreased or increased, as appropriate. Any endorsement of a Global Warrant to reflect the amount of any increase or decrease in the amount of outstanding Warrants represented thereby shall be made by the Warrant Agent and DTC in accordance with instructions given by the holder thereof. The Depository Trust Company shall act as the Depositary (the "Depositary") with respect to the Global Warrants until a successor, if any, shall be appointed by the Company. Except as provided in Section 2.9(b), owners of beneficial interests in a Global Warrant will not be entitled to receive physical delivery of Definitive Warrants.

                  2.5 Restrictive Legends.

                  Global Warrants shall bear the following legend (the "Private Placement Legend") on the face thereof:

                  THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN "OFFSHORE TRANSACTION" PURSUANT TO RULE 904 OF REGULATION S, (2) AGREES THAT IT WILL NOT PRIOR TO (X) THE DATE WHICH IS TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(k) UNDER

                  THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THEREUNDER) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF (OR OF ANY PREDECESSOR OF THIS SECURITY) OR THE LAST DAY ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAWS (THE "RESALE RESTRICTION TERMINATION DATE"), OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY,
                  (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT THE COMPANY AND THE WARRANT AGENT SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSE (D) OR
                  (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (II) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATION OR TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE WARRANT AGENT, THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                  The Global Warrants shall also bear the following legend on the face thereof:

                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY ("DTC") TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER REPRESENTATIVE OF DTC AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DTC), ANY TRANSFER, PLEDGE OR

                  OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTIONS 2.9 AND 2.10 OF THE WARRANT AGREEMENT DATED AS OF DECEMBER 3, 1998.

                  2.6 Temporary Warrant Certificates. Pending the preparation of definitive Warrant Certificates ("Definitive Warrant Certificates"), the Company may execute, and the Warrant Agent shall countersign and deliver, temporary Warrant Certificates, which are printed, lithographed, typewritten or otherwise produced, substantially of the tenor of the Definitive Warrant Certificates in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Warrant Certificates may determine, as evidenced by their execution of such Warrant Certificates.

                  If temporary Warrant Certificates are issued, the Company will cause Definitive Warrant Certificates to be prepared without unreasonable delay. After the preparation of Definitive Warrant Certificates, the temporary Warrant Certificates shall be exchangeable for Definitive Warrant Certificates upon surrender of the temporary Warrant Certificates at any office or agency maintained by the Company for that purpose pursuant to Section 2.11 hereof. Subject to the provisions of Section 3.6 hereof, such exchange shall be without charge to the holder. Upon surrender for cancellation of any one or more temporary Warrant Certificates, the Company shall execute, and the Warrant Agent shall countersign and deliver in exchange therefor, one or more Definitive Warrant Certificates representing in the aggregate a like number of Warrants. Until so exchanged, the holder of a temporary Warrant Certificate shall in all respects be entitled to the same benefits under this Agreement as a holder of a Definitive Warrant Certificate.

                  2.7 Separation of Warrants and Notes. The Notes and Warrants will not be separately transferable until the Separation Date. The "Separation Date" will be the earliest of (i) May 15, 1999, (ii) the commencement of an exchange offer or the effectiveness of a Shelf Registration Statement with respect to the Notes, (iii) the Exercisability Date and (iv) such other date as Lehman Brothers Inc. and Lehman Brothers International (Europe), as representatives of the Initial Purchasers (the "Representatives"), will determine in their sole discretion. The surrender of a Unit Certificate for separate Warrant and Note certificates is herein referred to as a "Separation" and the related Warrants being referred to as "Separated." Upon Separation of the Warrants and the Notes, the Global Warrants shall be transferred to and deposited with the Warrant Agent, as custodian for, and registered in the name of DTC or its nominee, duly executed by the Company and countersigned by the Warrant Agent as provided herein.

                  2.8 Registration, Registration of Transfers and Exchanges. The Company will keep, at the office or agency maintained by the Company for such purpose, a register or registers in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of, and registration of transfer and exchange of, Warrants as provided herein. Each person designated by the Company from time to time as a Person authorized to register the transfer and exchange of the Warrants is hereinafter called, individually and collectively, the "Warrant Registrar." The Company hereby initially appoints the Warrant Agent as Warrant Registrar. Upon written notice to the Warrant Agent and any acting Warrant Registrar, the Company may appoint a successor Warrant Registrar for such purposes.

                  The Company will at all times designate one Person (who may be the Company and who need not be a Warrant Registrar) to act as repository of a master list of names and addresses of the holders of Warrants (the "Warrant Register"). The Warrant Agent will act as such repository unless and until some other Person is, by written notice from the Company to the Warrant Agent and the Warrant Registrar, designated by the Company to act as such. In the event the Warrant Registrar is not the repository, the Company shall cause the Warrant Registrar to furnish to such repository, on a current basis, such information as to all registrations of transfer and exchanges effected by the Warrant Registrar, as may be necessary to enable such repository to maintain the Warrant Register on as current a basis as is practicable.

                  When Warrants are presented to the Warrant Agent with a request to register the transfer of the Warrants or exchange Warrants for an equal number of Warrants of other authorized denominations, the Warrant Agent shall register the transfer or make the exchange as requested if the requirements under this Warrant Agreement as set forth herein for such transactions are met; provided, however, that the Warrants presented or surrendered for registration of transfer or exchange shall be duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Company and the Warrant Agent, duly executed by the holder thereof or by his attorney, duly authorized in writing.

                  Furthermore, any Holder of a Global Warrant shall, by acceptance of such Global Warrant, agree that transfers of beneficial interests in such Global Warrant may be effected only through a book-entry system maintained by the Holder of such Global Warrant (or its agent), and that ownership of a beneficial interest in the Warrant shall be required to be reflected in a book entry.

                  All Warrants issued upon any registration of transfer or exchange of Warrants shall be the valid obligations of the Company, evidencing the same obligations, and entitled to the same benefits under this Agreement, as the Warrants surrendered upon such registration of transfer or exchange.

                  2.9 Book-Entry Provisions for Global Warrants.

                  (a) Registered Owner of Global Warrants. Each Global Warrant initially shall (i) be registered in the name of DTC or its nominee, (ii) be delivered to the Warrant Agent as custodian for the Depositary and (iii) bear legends as set forth in Section 2.5.

                  Members of, or participants in, DTC ("Agent Members") shall have no rights under this Agreement with respect to any Global Warrant held on their behalf by DTC, or the Warrant Agent as its custodian, or under the Global Warrant, and DTC may be treated by the Company, the Warrant Agent and any agent of the Company or the Warrant Agent as the absolute owner of such Global Warrant for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Warrant Agent or any agent of the Company or the Warrant Agent from giving effect to any written certification, proxy or other authorization furnished by DTC or shall impair, as between DTC and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Warrant.

                  (b) Transfers of Global Warrants. Transfers of a Global Warrant shall be limited to transfers of such Global Warrant in whole, but not in part, to DTC, its successors or their respective nominees. Interests of beneficial owners in a Global Warrant may be transferred in accordance with the rules and procedures of DTC and the provisions of this Section 2.9. If required to do so pursuant to any applicable law or regulation, beneficial owners may obtain Warrants in definitive form, in exchange for their beneficial interests in a Global Warrant upon written request in accordance with DTC's and the Warrant Registrar's procedures. In addition, Definitive Warrants shall be transferred to all beneficial owners in exchange for their beneficial interests in a Global Warrant if (i) DTC (A) notifies the Company that it is unwilling or unable to continue as Depositary for the Global Warrant and the Company thereupon fails to appoint a successor depositary upon 90 days notice or (B) has ceased to be a clearing agency registered under the Exchange Act and the Company thereupon fails to appoint a successor depositary upon 90 days notice, (ii) an Event of Default under the Indenture occurs and is continuing or (iii) the Company, at its option, notifies the Warrant Agent in writing that it elects to cause issuance of Definitive Warrants. In addition, beneficial interests in a Global Warrant may be exchanged for Definitive Warrants upon request but only upon at least 20 days' prior written notice given to the Warrant Agent by or on behalf of DTC in accordance with customary procedures. In all cases, Definitive Warrants delivered in exchange for any Global Warrants or beneficial interest therein will be registered in names, and issued in any approved denominations, requested by or on behalf of DTC (in accordance with its customary procedures) and will bear the Private Placement Legend set forth in Section 2.5, if applicable, unless the Company determines otherwise in compliance with applicable law.

                  (c) In connection with any transfer of a portion of the beneficial interest in a Global Warrant pursuant to subsection (b) of this
Section 2.9 to beneficial owners who are required to hold Definitive Warrants, the Warrant Registrar shall reflect on its books and records the date and a decrease in the amount of such Global Warrant in an amount equal to the amount of the beneficial interest in the Global Warrant to be transferred, and the Company shall execute, and the Warrant Agent shall countersign and deliver, one or more Definitive Warrants of like tenor and amount.

                  (d) In connection with the transfer of an entire Global Warrant to beneficial owners pursuant to subsection (b) of this Section 2.9, such Global Warrant shall be deemed to be surrendered to the Warrant Agent for cancellation, and the Company shall execute, and the Warrant Agent shall countersign and deliver, to each beneficial owner identified by DTC in exchange for its beneficial interest in such Global Warrant, an equal aggregate amount of Definitive Warrants of authorized denominations.

                  (e) Any Definitive Warrant delivered in exchange for an interest in a Global Warrant pursuant to subsection (c) or subsection (d) of this Section shall, except as otherwise provided herein, bear the Private Placement Legend set forth in Section 2.5, if applicable.

                  (f) The Holder of a Global Warrant may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Agreement or the Warrants.

                  2.10 Special Transfer Provisions.

                  (a) Rule 144A Global Warrant to Regulation S Global Warrant. If a Holder of a beneficial interest in the Rule 144A Global Warrant deposited with the Warrant Agent, as custodian for DTC, wishes at any time to exchange its interest in such Rule 144A Global Warrant for an interest in the Regulation S Global Warrant, or to transfer its interest in such Rule 144A Global Warrant to a Person who wishes to take delivery thereof in the form of an interest in such Regulation S Global Warrant, such Holder may, subject to the rules and procedures of DTC and to the requirements set forth in the following sentence, exchange or cause the exchange or transfer or cause the transfer of such interest for an equivalent beneficial interest in such Regulation S Global Warrant. Upon receipt by the Warrant Agent, as Transfer Agent, of (1) instructions given in accordance with DTC's procedures from or on behalf of a Holder of a beneficial interest in the Rule 144A Global Warrant, directing (via
DWAC) the Warrant Agent, as Transfer Agent, to credit or cause to be credited a beneficial interest in the Regulation S Global Warrant in an amount equal to the beneficial interest in the Rule 144A Global Warrant to be exchanged or transferred, (2) a written order given in accordance with DTC's procedures containing information regarding the Euroclear or Cedel account to be credited with such increase and the name of such account, and (3) a certificate in the form of Exhibit C given by the Holder of such beneficial interest stating that the exchange or transfer of such interest has been made pursuant to and in accordance with Rule 904 of Regulation S or Rule 144 under the Securities Act, the Warrant Agent, as Transfer Agent, shall promptly deliver appropriate instructions (via DWAC) to DTC, its nominee, or the custodian for DTC, as the case may be, to reduce or reflect on its records a reduction of the Rule 144A Global Warrant by the amount of the beneficial interest in such Rule 144A Global Warrant to be so exchanged or transferred from the relevant participant, and the Warrant Agent, as Transfer Agent, shall promptly deliver appropriate instructions (via DWAC) to DTC, its nominee, or the custodian for DTC, as the case may be, concurrently with such reduction, to increase or reflect on its records an increase of the amount of such Regulation S Global Warrant by the amount of the beneficial interest in such Rule 144A Global Warrant to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (who shall be the agent member of Euroclear or Cedel, or both, as the case may be) a beneficial interest in such Regulation S Global Warrant equal to the reduction in the amount of such Rule 144A Global Warrant.

                  (b) Regulation S Global Warrant to Rule 144A Global Warrant. If a Holder of a beneficial interest in the Regulation S Global Warrant wishes at any time to exchange its interest in such Regulation S Global Warrant for an interest in the Rule 144A Global Warrant, or to transfer its interest in such Regulation S Global Warrant to a Person who wishes to take delivery thereof in the form of an interest in such Rule 144A Global Warrant, such Holder may, subject to the rules and procedures of Euroclear or Cedel and DTC, as the case may be, and to the requirements set forth in the following sentence, exchange or cause the exchange or transfer or cause the transfer of such interest for an equivalent beneficial interest in such Rule 144A Global Warrant. Upon receipt by the Warrant Agent, as Transfer Agent, of (l) instructions given in accordance with the procedures of Euroclear or Cedel and DTC, as the case may be, from or on behalf of a beneficial owner of an interest in the Regulation S Global Warrant directing the Warrant Agent, as Transfer Agent, to credit or cause to be credited a beneficial interest in the Rule 144A Global Warrant in an amount equal to the beneficial interest in the Regulation S Global Warrant to be exchanged or transferred, (2) a written order given in accordance with the procedures of Euroclear or Cedel and DTC, as the case may be, containing information regarding the account with DTC to be credited with such increase and the name of such account, and (3) prior to the expiration of the Restricted Period, a certificate in the form of Exhibit D given by the Holder of such beneficial interest and stating that the Person transferring such interest in such Regulation S Global Warrant reasonably believes that the Person acquiring such interest in such Rule 144A Global Warrant is a Qualified Institutional Buyer and is obtaining such beneficial interest in a transaction meeting the requirements of Rule 144A and any applicable securities laws of any state of the United States or any other jurisdiction, the Warrant Agent, as Transfer Agent, shall promptly deliver (via DWAC) appropriate instructions to DTC, its nominee, or the custodian for DTC, as the case may be, to reduce or reflect on its records a reduction of the Regulation S Global Warrant by the amount of the beneficial interest in such Regulation S Global Warrant to be exchanged or transferred, and the Warrant Agent, as Transfer Agent, shall promptly deliver (via DWAC) appropriate instructions to DTC, its nominee, or the custodian for DTC, as the case may be, concurrently with such reduction, to increase or reflect on its records an increase of the amount of such Rule 144A Global Warrant by the amount of the beneficial interest in such Regulation S Global Warrant to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in such Rule 144A Global Warrant equal to the reduction in the amount of such Regulation S Global Warrant. After the expiration of the Restricted Period, the certification requirement set forth in clause (3) of the second sentence of this Section 2.10(b) will no longer apply to such transfers.

                  (c) Any beneficial interest in one of the Global Warrants that is transferred to a Person who takes delivery in the form of an interest in the other Global Warrant will, upon transfer, cease to be an interest in such Global Warrant and become an interest in the other Global Warrant and, accordingly, will thereafter be subject to all transfer restrictions and other procedures applicable to beneficial interests in such other Global Warrant for as long as it remains such an interest.

                  (d) Other Exchanges. In the event that a Global Warrant is exchanged for Definitive Warrants in registered form pursuant to Section 2.9(b), such Warrants may be exchanged or transferred for one another only in accordance with such procedures as are substantially consistent with the provisions of Sections 2.10(a) and (b) above (including the certification requirements intended to ensure that such exchanges or transfers comply with Rule 144, Rule 144A or Regulation S, as the case may be) and as may be from time to time adopted by the Company and the Warrant Agent.

                  (e) Private Placement Legend. Upon the transfer, exchange or replacement of Warrants not bearing the Private Placement Legend, the Warrant Registrar shall deliver Warrants that do not bear the Private Placement Legend. Upon the transfer, exchange or replacement of Warrants bearing the Private Placement Legend, the Warrant Registrar shall deliver only Warrants that bear the Private Placement Legend unless there is delivered to the Warrant Registrar an opinion of counsel reasonably satisfactory to the Company and the Warrant Agent to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

                  (f) General. The provisions hereof shall be qualified in their entirety by any applicable securities laws of the United States and any other applicable jurisdiction and by the procedures of any applicable clearing agency, in each case as in effect from time to time, and all such laws and clearing procedures shall be deemed to be incorporated herein by reference. By its acceptance of any Warrant bearing the Private Placement Legend, each Holder of such a Warrant acknowledges the restrictions on transfer of such Warrant set forth in this Agreement and in the Private Placement Legend and agrees that it will transfer such Warrant only as provided in this Agreement. The Warrant Agent shall not register a transfer of any Warrant Certificate unless such transfer complies with the restrictions on transfer of such Warrant Certificate set forth in this Warrant Agreement.

                  (g) Resale Restriction Termination Date. The Company shall deliver to the Warrant Agent an Officer's Certificate setting forth the dates on which the Resale Restriction Termination Date terminates.

                  The Warrant Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 2.9 or this Section 2.10. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Warrant Registrar.

                  (i) No Obligation of the Warrant Agent. The Warrant Agent shall have no responsibility or obligation to any beneficial owner of a Global Warrant, a member of, or a participant in DTC or other Person with respect to any ownership interest in the Warrants, with respect to the accuracy of the records of DTC or its nominee or of any participant or member thereof or with respect to the delivery to any participant, member, beneficial owner or other Person (other than DTC) of any notice (including any notice of redemption) or the payment of any amount, under or with respect to such Warrants. All notices and communications with respect to the Warrants shall be given to the Holders and all payments in respect of the Warrants represented by the Global Warrant shall be made by wire transfer of immediately available funds to the accounts specified by the Holder of the Global Warrant. With respect to Definitive Warrants, the Company will make all payments by wire transfer of immediately available funds to the accounts specified by the Holders thereof or, if no such account is specified, by mailing a check to each such Holder's registered address. The rights of beneficial owners in any Global Warrant shall be exercised only through DTC subject to the applicable rules and procedures of DTC. The Warrant Agent may rely and shall be fully protected and indemnified pursuant to Section 6.5 in relying upon information furnished by DTC with respect to any beneficial owners, its members and participants.

                  (ii) The Warrant Agent shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Agreement or under applicable law with respect to any transfer of any interest in any Warrant (including without limitation any transfers between or among DTC participants, members or beneficial owners in any Global Warrant) other than to require delivery of such certificates and other documentation of evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Agreement, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

                  2.11 Offices for Exercise, etc. So long as any of the Warrants remain outstanding, the Company will designate and maintain in the Borough of Manhattan, The City of New York: (a) an office or agency where the Warrant Certificates may be presented for exercise, (b) an office or agency where the Warrant Certificates may be presented for registration of transfer and for exchange (including the exchange of temporary Warrant Certificates for Definitive Warrant Certificates pursuant to Section 2.6 hereof), and (c) an office or agency where notices and demands to or upon the Company in respect of the Warrants or of this Agreement may be served. The Company may from time to time change or rescind such designation, as it may deem desirable or expedient; provided, however, that an office or agency shall at all times be maintained in the Borough of Manhattan, The City of New York, as provided in the first sentence of this Section. In addition to such office or offices or agency or agencies, the Company may from time to time designate and maintain one or more additional offices or agencies within or outside The City of New York, where Warrant Certificates may be presented for exercise or for registration of transfer or for exchange, and the Company may from time to time change or rescind such designation, as it may deem desirable or expedient. The Company will give to the Warrant Agent and the Warrant Registrar written notice of the location of any such office or agency and of any change of location thereof. The Company hereby designates the Warrant Agent at its corporate trust office in the Borough of Manhattan, The City of New York (the "Warrant Agent Office"), as the initial agency maintained for each such purpose. In case the Company shall fail to maintain any such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notice may be served at the Warrant Agent Office and the Company appoints the Warrant Agent as its agent to receive all such presentations, surrenders, notices and demands.

                  2.12 Cancellation. All Warrant Certificates surrendered for the purpose of exercise (in whole or in part), exchange, substitution or transfer shall, if surrendered to the Company or to any of its agents, be delivered to the Warrant Agent for cancellation or in cancelled form, or if surrendered to the Warrant Agent shall be cancelled by it, and no Warrant Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. If the Company purchases or acquires Warrants and if the Company so chooses, the Company may deliver to the Warrant Agent for cancellation and retirement, and the Warrant Agent shall so cancel and retire (subject to the record retention provisions of the Exchange Act), the Warrant Certificates evidencing said Warrants. The Warrant Agent shall destroy such cancelled Warrant Certificates, and in such case shall upon the written request of the Company deliver a certificate of destruction thereof to the Company. The Warrant Agent shall account promptly to the Company with respect to Warrants exercised and concurrently pay to the Company all monies received by the Warrant Agent for the purchase of the Warrant Shares through the exercise of such Warrants.

                  2.13 Lost, Stolen, Destroyed, Defaced or Mutilated Warrant Certificates. Upon receipt by the Company and the Warrant Agent (or any agent of the Company or the Warrant Agent, if requested by the Company) of evidence satisfactory to them of the loss, theft, destruction, defacement, or mutilation of any Warrant Certificate and of indemnity satisfactory to them (which may include posting a bond) and, in the case of mutilation or defacement, upon surrender thereof to the Warrant Agent for cancellation, then, in the absence of notice to the Company or the Warrant Agent that such Warrant Certificate has been acquired by a bona fide purchaser or holder in due course, the Company shall execute, and an authorized signatory of the Warrant Agent shall manually countersign and deliver, in exchange for or in lieu of the lost, stolen, destroyed, defaced or mutilated Warrant Certificate, a new Warrant Certificate representing a like number of Warrants, bearing a number or other distinguishing symbol not contemporaneously outstanding. Upon the issuance of any new Warrant Certificate under this

Section, the Company may require the payment from the Holder of such Warrant Certificate of a sum sufficient to cover any tax, stamp tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Warrant Agent and the Warrant Registrar) in connection therewith. Every substitute Warrant Certificate executed and delivered pursuant to this Section in lieu of any lost, stolen or destroyed Warrant Certificate shall constitute an additional contractual obligation of the Company, whether or not the lost, stolen or destroyed Warrant Certificate shall be at any time enforceable by anyone, and shall be entitled to the benefits of (but shall be subject to all the limitations of rights set forth in) this Agreement equally and proportionately with any and all other Warrant Certificates duly executed and delivered hereunder. The provisions of this
Section 2.13 are exclusive with respect to the replacement of lost, stolen, destroyed, defaced or mutilated Warrant Certificates and shall preclude (to the extent lawful) any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement of lost, stolen, destroyed, defaced or mutilated Warrant Certificates.

                  The Warrant Agent is hereby authorized to countersign in accordance with the provisions of this Agreement, and deliver the new Warrant Certificates required pursuant to the provisions of this Section.


                  3. SECTION TERMS OF WARRANTS; EXERCISE OF WARRANTS.

                  3.1 Exercise Period. Subject to the terms of this Agreement, each Warrant Holder shall have the right, which may be exercised commencing at the opening of business on the Exercisability Date and until 5:00 p.m., New York City time on the Expiration Date, to receive from the Company the number of fully paid and nonassessable Warrant Shares which the Holder may at the time be entitled to receive on exercise of such Warrants and payment of the Exercise Price then in effect for such Warrant Shares. Each Warrant not exercised prior to 5:00 p.m., New York City time, on the Expiration Date shall become void and all rights thereunder and all rights in respect thereof under this Agreement shall cease as of such time.

                  Until the Separation Date, each $1,000 principal amount of Notes and one Warrant which comprise each Unit, may not be separately transferred or exchanged. The Warrant Agent shall coordinate its activities hereunder with the Trustee under the Indenture and the Unit Agent under the Unit Agreement, and may rely upon information provided by such Trustee regarding ownership or transfer of the Notes and/or by the Unit Agent regarding ownership or transfer of the Units.

                  The Company shall give notice not less than 90, and not more than 120, days prior to the Expiration Date to the Holders of the outstanding Warrants to the effect that the Warrants will terminate and become void as of 5:00 p.m., New York City time, on the Expiration Date; provided, however, that the failure by the Company to give such notice as provided in this Section shall not affect such termination and becoming void of the Warrants as of 5:00 p.m., New York City time, on the Expiration Date.

                  3.2 Manner of Exercise. A Warrant may be exercised at any time on or after the Exercisability Date and prior to the Expiration Date upon (i) surrender to the Warrant Agent of the Warrant Certificates, together with the form of election to purchase properly completed and executed by the Holder thereof and (ii) payment to the Warrant Agent, for the account of the Company, of the Exercise Price for each Class B Share or other securities issuable upon exercise of such Warrants. The Exercise Price may be paid (i) in cash or by certified or official bank check or by wire transfer to an account designated by the Company for such purpose (a "Cash Exercise") or (ii) without the payment of cash, by reducing the number of Class B Shares that would be obtainable upon the exercise of a Warrant and payment of the Exercise Price in cash so as to yield a number of Class B Shares upon the exercise of such Warrant equal to the product of (a) the number of Class B Shares for which such Warrant is exercisable as of the date of exercise (if the Exercise Price were being paid in cash) and (b) the Cashless Exercise Ratio. An exercise of a Warrant in accordance with clause (ii) of the immediately preceding sentence is herein called a "Cashless Exercise." In the event of a Cashless Exercise of Warrants, the Company will purchase from the Holder thereof such number of Warrants as would have entitled the Holder thereof to receive the excess of the number of Class B Shares deliverable upon a Cash Exercise over the number of Class B Shares deliverable upon a Cashless Exercise, for a purchase price equal to the Exercise Price multiplied by the excess of the number of Class B Shares purchasable upon a Cash Exercise over the number of Class B Shares purchasable upon a Cashless Exercise. The Company agrees to offset the purchase price referred to in the immediately preceding sentence with the obligation to pay the Exercise Price in respect of the Class B Shares deliverable upon a Cashless Exercise. Upon surrender of a Warrant Certificate representing more than one Warrant in connection with the Holder's option to elect a Cashless Exercise, the number of Class B Shares deliverable upon a Cashless Exercise shall be equal to the number of Class B Shares issuable upon the exercise of Warrants that the Holder specifies are to be exercised pursuant to a Cashless Exercise multiplied by the Cashless Exercise Ratio. All provisions of this Agreement shall be applicable with respect to a surrender of a Warrant Certificate pursuant to a Cashless Exercise for less than the full number of Warrants represented thereby. Upon surrender of the Warrant Certificate and payment of the Exercise Price in accordance with this Agreement, the Company will issue Class B Shares of the Company for each Warrant evidenced by such Warrant Certificate, subject to adjustment as described herein. Whenever there occurs a Cashless Exercise, the Company shall deliver to the Warrant Agent a certificate setting forth the Cashless Exercise Ratio. The Warrant Agent shall be entitled to rely on such certificate and shall be under no duty or responsibility with respect to any such certificate, except to exhibit the same from time to time, to any Holder desiring an inspection thereof during reasonable business hours. The Warrant Agent shall not at any time be under any duty or responsibility to any Holder to determine whether the Cashless Exercise Ratio is correct or with respect to the method employed in determining the Cashless Exercise Ratio or the validity or value of any Class B Shares. In connection with the exercise of Warrants pursuant to this Agreement, the Company and the Warrant Agent may take any actions required by the introduction of the Euro.

                  3.3 Issuance of Warrant Shares. Subject to Section 2.13, upon the surrender of Warrant Certificates and payment of the Exercise Price, as set forth above, the Company shall issue Class B Shares in such name or names as the Holder may designate, for the number of full Warrant Shares so purchased upon the exercise of such Warrants or other securities or property to which it is entitled, registered or otherwise, to the Person or Persons entitled to receive the same, together with cash as provided in Section 3.4 in respect of any fractional Warrant Shares otherwise issuable upon such exercise. Such Class B Shares shall be deemed to have been issued and any Person so designated shall be deemed to have become a Holder of record of such Warrant Shares as of the date of the surrender of such Warrant Certificates and payment of the per share Exercise Price or upon a Cashless Exercise.

                  The Company hereby agrees that no service charge will be made for registration of transfer or exchange upon surrender of any Warrant Certificate at the office of the Warrant Agent maintained for that purpose. Holders may be required to make payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration or transfer or exchange of Warrant Certificates.

                  3.4 Fractional Warrant Shares. The Company shall not be required to issue fractional Warrant Shares on the exercise of Warrants. If more than one Warrant shall be exercised in full at the same time by the same Holder, the number of full Warrant Shares which shall be issuable upon such exercise shall be computed on the basis of the aggregate number of Warrant Shares purchasable pursuant thereto. If any fraction of a Warrant Share would, except for the provisions of this Section 3.4, be issuable on the exercise of any Warrant (or specified portion thereof), the Company may, at its option, pay an amount in cash equal to the Current Market Value for one Warrant Share on the Business Day immediately preceding the date the Warrant is exercised, multiplied by such fraction, computed to the nearest whole Dutch guilder.

                  3.5 Sufficient Authorized Share Capital.

                  The Company has and will maintain an authorized share capital sufficient for the issuance of such number of Class B Shares as will be issuable upon the exercise of all outstanding Warrants. Such Class B Shares, when issued and paid for in accordance with the Warrant Agreement, will be duly and validly issued, fully paid and nonassessable, free of preemptive rights and free from all liens, charges and security interests with respect to the issue thereof.

                  3.6 Payment of Taxes. The Company will pay all documentary stamp taxes attributable to the initial issuance of the Warrants and the Warrant Shares issuable upon the exercise of Warrants; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any Warrant Certificates or Warrant Shares in a name other than that of the Holder of a Warrant Certificate surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such Warrant Certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.


                  4. SECTION ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES ISSUABLE.

                  4.1 Adjustments. The Exercise Price and the number of Warrant Shares purchasable upon the exercise of Warrants shall be subject to adjustment from time to time as follows:

                  (a) Changes in Ordinary Shares. In the event that at any time or from time to time after the date hereof the Company shall (i) pay a dividend or make a distribution on its Ordinary Shares in Ordinary Shares or other shares of capital stock, (ii) subdivide its outstanding Ordinary Shares into a larger number of Ordinary Shares, (iii) combine its outstanding Ordinary Shares into a smaller number of Ordinary Shares or (iv) increase or decrease the number of Ordinary Shares outstanding by reclassification of its Ordinary Shares, then the number of Ordinary Shares purchasable upon exercise of each Warrant immediately after the happening of such event shall be adjusted (including by adjusting the definition of "Warrant Shares") so that, after giving effect to such adjustment, the Holder of each Warrant shall be entitled to receive the number of Ordinary Shares upon exercise that such Holder would have owned or have been entitled to receive had such Warrants been exercised immediately prior to the happening of the events described above (or, in the case of a dividend or distribution of Ordinary Shares, immediately prior to the record date therefor). An adjustment made pursuant to this Section 4.1(a) shall become effective immediately after the effective date, retroactive to the record date therefor in the case of a dividend or distribution in Ordinary Shares, and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

                  (b) Cash Dividends and Other Distributions. In case at any time or from time to time after the date hereof the Company shall distribute to holders of Ordinary Shares (i) any dividend or other distribution of cash, evidences of its indebtedness, shares of its capital stock or any other properties or securities or (ii) any options, warrants or other rights to subscribe for or purchase any of the foregoing (other than, in each case set forth in (i) and (ii), (x) any dividend or distribution described in Section 4.1(a) or (y) any rights, options, warrants or securities described in Section 4.1(c)) then the number of Warrant Shares purchasable upon the exercise of each Warrant shall be increased to a number determined by multiplying the number of Ordinary Shares issuable immediately prior to the record date upon exercise of each Warrant by a fraction, the numerator of which shall be the sum of (x) any cash distributed per Warrant Share and (y) the Current Market Value of the portion, if any, of the distribution applicable to one Warrant Share consisting of evidences of indebtedness, shares of stock, securities, other property, warrants, options or subscription of purchase rights and the denominator of which shall be the Current Market Value of the Ordinary Shares comprising one Warrant Share immediately after such dividend or other distribution. Such adjustment shall be made whenever any distribution is made and shall become effective as of the date of distribution, retroactive to the record date for any such distribution; provided, however, that the Company is not required to make an adjustment pursuant to this Section 4.1(b) if at the time of such distribution the Company makes the same distribution to Holders of Warrants as it makes to holders of Ordinary Shares pro rata based on the number of Ordinary Shares for which such Warrants are exercisable (whether or not currently exercisable). No adjustment shall be made pursuant to this Section 4.1(b) which shall have the effect of decreasing the number of Warrant Shares purchasable upon exercise of each Warrant.

                  (c) Rights Issue. In the event that at any time or from time to time after the date hereof the Company shall issue, sell, distribute or otherwise grant any rights to subscribe for or to purchase, or any options or warrants for the purchase of, or any securities convertible or exchangeable into, Ordinary Shares to all holders of Ordinary Shares, entitling such holders to subscribe for or purchase Ordinary Shares or stock or securities convertible into Ordinary Shares within 60 days after the record date for such issuance, sale, distribution or other grant, as the case may be, and the sum of (a) the offering price of such right, option, warrant or other security (on a per share basis) and (b) any subscription, purchase, conversion or exchange price per share of Ordinary Shares (the "Consideration") is lower at the record date for such issuance than the then Current Market Value per share of such Ordinary Shares, the number of Ordinary Shares thereafter purchasable shall be increased to a number determined by multiplying the number of Ordinary Shares issuable immediately prior to the record date upon exercise of each Warrant by a fraction, the numerator of which shall be the number of Ordinary Shares outstanding on the date of issuance of such rights, options, warrants or securities plus the number of additional Ordinary

Shares offered for subscription or purchase or into or for which such securities are convertible or exchangeable, and the denominator of which shall be the number of Ordinary Shares outstanding on the date of issuance of such rights, options, warrants or securities plus the total number of Ordinary Shares which could be purchased at the Current Market Value with the aggregate of the Consideration with respect to such issuance, sale, distribution or other grant. Such adjustment shall be made whenever such rights, options or warrants are issued and shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such rights, options, warrants or securities; provided, however, that the Company is not required to make an adjustment pursuant to this Section 4.1(c) if the Company shall make the same distribution to Holders of Warrants. No adjustment shall be made pursuant to this Section 4.1(c) which shall have the effect of decreasing the number of Ordinary Shares purchasable upon exercise of each Warrant.

                  If the Company at any time shall issue two or more securities as a unit and one or more of such securities shall be rights, options or warrants for or securities convertible or exchangeable into, Ordinary Shares subject to this Section 4.1(c), the consideration allocated to each such security shall be determined in good faith by the Board.

                  (i) Combination; Liquidation. Except as provided in clause
(ii) below, in the event of certain consolidations, mergers or demergers of the Company, or the sale of all or substantially all of the assets of the Company to another Person (a "Combination"), each Warrant will thereafter be exercisable for the right to receive the kind and amount of shares of stock or other securities or property to which such holder would have been entitled as a result of such Combination had the Warrants been exercised immediately prior thereto. Unless clause (ii) is applicable to a Combination, if any Warrants shall be outstanding after a Combination, the Company shall provide that the surviving or acquiring Person (the "Successor Company") in such Combination will enter into an agreement with the Warrant Agent confirming the Holders' rights pursuant to this Section 4.1(d) and providing for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section
4. The provisions of this Section 4.1(d) shall similarly apply to successive Combinations involving any Successor Company.

                  (ii) In the event of (A) a Combination, and, in connection therewith, the consideration payable to the holders of Ordinary Shares in exchange for their shares is payable solely in cash or (B) a dissolution, liquidation or winding-up of the Company, then the Holders of the Warrants will be entitled to receive distributions on an equal basis with the holders of Ordinary Shares or other securities issuable upon exercise of the Warrants, as if the Warrants had been exercised immediately prior to such event, less the Exercise Price. Upon receipt of such payment, if any, the Warrants will expire and the rights of Holders thereof will cease.

                  (iii) In the case of any such Combination, the surviving or acquiring Person as described in this Section 4.1(d) and, in the event of any dissolution, liquidation or winding-up of the Company, the Company, shall deposit promptly with the Warrant Agent the funds, if any, necessary to pay to the Holders of the Warrants the amounts to which they are entitled as described above. After such funds and the surrendered Warrant Certificates are received, the Warrant Agent shall make payment to the Holders by delivering a check, or by wire transfer of same-day funds, in such amount as is appropriate (or, in the case of consideration other than cash, such other consideration as is appropriate) to such Person or Persons as it may be directed in writing by the Holders surrendering such Warrants.

                  (d) Tender Offers; Exchange Offers. In the event that the Company or any subsidiary of the Company shall purchase Ordinary Shares pursuant to a tender offer or an exchange offer for a price per Ordinary Share that is greater than the then Current Market Value per share of Ordinary Shares in effect at the end of the trading day immediately following the day on which such tender offer or exchange offer expires, then the Company, or such subsidiary of the Company, shall, within 10 Business Days of the expiry of such tender offer or exchange offer, offer to purchase Warrants for comparable consideration per Ordinary Share based on the number of Ordinary Shares which the Holders of such Warrants would receive upon exercise of such Warrants (the "Offer") (such amount less the Exercise Price in respect of such share, the "Per Share Consideration"); provided, however, that if a tender offer is made for only a portion of the outstanding Ordinary Shares, then such offer shall be made for such Ordinary Shares issuable upon exercise of the Warrants in the same pro rata proportion.

                  The Offer shall remain open for a period of 20 Business Days following its commencement and no longer, except to the extent that a longer period is required by applicable law (the "Offer Period"). No later than five Business Days after the termination of the Offer Period (the "Purchase Date"), the Company shall purchase such Warrants for the applicable Per Share Consideration.

                  (e) Other Events. If any event occurs as to which the foregoing provisions of this Section 4 are not strictly applicable or, if strictly applicable, would not, in the good faith judgment of the Board, fairly and adequately protect the purchase rights of the Warrants in accordance with the essential intent and principles of such provisions, then the Board shall make such adjustments in the application of such provisions, in accordance with such essential intent and principles, as shall be reasonably necessary, in the good faith opinion of the Board, to protect such purchase rights as aforesaid.

                  (f) When No Adjustment Required. Without limiting any other exception contained in this Section 4.1, and in addition thereto, no adjustment need be made for:

                  (i) (A) grants to, exercises of Rights by, or issuances of equity securities to employees, directors, consultants or advisors of the Company or any of its subsidiaries and (B) exercises of Rights by, or issuances of equity securities in connection with Rights previously issued to former employees, former directors, former consultants (to the extent that all such securities, other than those permitted by clause (ii) below, do not have an aggregate value in excess of 15% of the equity value of the Company on a fully diluted basis, as determined in good faith by the Board). As used herein, "Right" shall mean any right, option, warrant or convertible or exchangeable security containing the right to subscribe for or acquire one or more Ordinary Shares, excluding the Warrants;

                  (ii) options, warrants or other agreements or rights to purchase capital stock of the Company entered into or granted prior to the date of the issuance of the Warrants or any issuance of capital stock pursuant thereto or in connection therewith;

                  (iii) bona fide public offerings or private placements through investment banks of international standing;

                  (iv) rights to purchase Ordinary Shares pursuant to a Company plan for reinvestment of dividends or interest; and

                  (v) a change in the par value of Ordinary Shares (including a change from par value to no par value or vice versa).

                  (g) Adjustment of Exercise Price. Whenever the number of Ordinary Shares purchasable upon the exercise of each Warrant is adjusted, as provided under this Section 4, the Exercise Price per Ordinary Share payable upon exercise of such Warrant shall be adjusted (calculated to the nearest NLG 0.01) so that it shall equal the price determined by multiplying such Exercise Price immediately prior to such adjustment by a fraction the numerator of which shall be the number of Ordinary Shares purchasable upon the exercise of each Warrant immediately prior to such adjustment and the denominator of which shall be the number of Ordinary Shares so purchasable immediately thereafter. Following any adjustment to the Exercise Price pursuant to this Section 4, the amount payable, when adjusted, shall never be less than the par value per Ordinary Share at the time of such adjustment.

                  If after an adjustment, a Holder of a Warrant upon exercise of it may receive shares of two or more classes of capital stock of the Company, the Company shall determine the allocation of the adjusted Exercise Price between such classes of shares in a manner that the Board deems fair and equitable to the Holders. After such allocation, the exercise privilege and the Exercise Price of each class of shares shall thereafter be subject to adjustment on terms comparable to those applicable to Ordinary Shares under this Section 4.

                  Such adjustment shall be made successively whenever any event listed above shall occur.

                  4.2 Superseding Adjustment. Upon the expiration of any rights, options, warrants or conversion or exchange privileges which resulted in the adjustments pursuant to this Section 4, if any thereof shall not have been exercised, the number of Warrant Shares purchasable upon the exercise of each Warrant shall be readjusted as if (A) the only Ordinary Shares issuable upon exercise of such rights, options, warrants, conversion or exchange privileges were the Ordinary Shares, if any, actually issued upon the exercise of such rights, options, warrants or conversion or exchange privileges and (B) Ordinary Shares actually issued, if any, were issuable for the consideration actually received by the Company upon such exercise plus the aggregate consideration, if any, actually received by the Company for the issuance, sale or grant of all such rights, options, warrants or conversion or exchange privileges whether or not exercised; provided, however, that no such readjustment shall (except by reason of an intervening adjustment under Section 4.1(a)) have the effect of decreasing the number of Warrant Shares purchasable upon the exercise of each Warrant by an amount in excess of the amount of the adjustment initially made in respect of the issuance, sale or grant of such rights, options, warrants or conversion or exchange privileges.

                  4.3 Minimum Adjustment. The adjustments required by the preceding Sections of this Section 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that no adjustment of the number of Ordinary Shares purchasable upon exercise of Warrants that would otherwise be required shall be made (except in the case of a subdivision or combination of Ordinary Shares, as provided for in Section 4.1(a)) unless and until such adjustment either by itself or with other adjustments not previously made increases or decreases by at least 1% of the number of Ordinary Shares purchasable upon exercise of Warrants immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 4 and not previously made, would result in a minimum adjustment. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence. In computing adjustments under this Section 4, fractional interests in Ordinary Shares shall be taken into account to the nearest one-hundredth of a share.

                  4.4 Notice of Adjustment. Whenever the number of Ordinary Shares and other property, if any, purchasable upon exercise of Warrants is adjusted, as herein provided, the Company shall deliver to the Warrant Agent a certificate of a firm of internationally recognized independent accountants (who may be the regular accountants employed by the Company) setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated (including a description of the basis on which the Board determined the fair market value of any evidences of indebtedness, other securities or property or warrants or other subscription or purchase rights), and specifying the number of Ordinary Shares purchasable upon exercise of Warrants after giving effect to such adjustment. The Company shall promptly mail, or at the expense of the Company cause the Warrant Agent to mail, a copy of such certificate to each Holder in accordance with Section 7.2. The Warrant Agent shall be entitled to rely on such certificate and shall be under no duty or responsibility with respect to any such certificate, except to exhibit the same from time to time, to any Holder desiring an inspection thereof during reasonable business hours. The Warrant Agent shall not at any time be under any duty or responsibility to any Holder to determine whether any facts exist which may require any adjustment of the number of Ordinary Shares or other stock or property, purchasable on exercise of the Warrants, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making such adjustment or the validity or value of any Ordinary Shares.

                  4.5 Notice of Certain Transactions. In the event that the Company shall propose (a) to pay any dividend payable in securities of any class to the holders of its Ordinary Shares or to make any other distribution to the holders of its Ordinary Shares, (b) to offer the holders of its Ordinary Shares rights to subscribe for or to purchase any securities convertible into Ordinary Shares or Ordinary Shares or shares of stock of any class or any other securities, rights or options, (c) to effect any reclassification of its Ordinary Shares, capital reorganization or Combination or (d) to effect the voluntary or involuntary dissolution, liquidation or winding-up of the Company, or in the event of a tender offer or exchange offer described in Section 4.1(e), the Company shall within five (5) Business Days of making such proposal, tender offer or exchange offer send to the Warrant Agent and the Warrant Agent shall within five (5) Business Days thereafter send the Holders written notice (in such form as shall be furnished to the Warrant Agent by the Company) of such proposed action or offer, such notice to be mailed by the Company, or at the expense of the Company by the Warrant Agent, to the Holders at their addresses as they appear in the Warrant Register, which shall specify the record date for the purposes of such dividend, distribution or rights, or the date such issuance or event is to take place and the date of participation therein by the holders of Ordinary Shares, if any such date is to be fixed, and shall briefly indicate the effect of such action on the Ordinary Shares and on the number and kind of any other shares of stock and on other property, if any, and the number of Ordinary Shares and other property, if any, purchasable upon exercise of each Warrant after giving effect to any adjustment which will be required as a result of such action. Such notice shall be given by the Company as promptly as possible and, in the case of any action covered by clause (a) or (b) above, at least 10 Business Days prior to the record date for determining holders of the Ordinary Shares for purposes of such action and, in the case of any other such action, at least 20 Business Days prior to the date of the taking of such proposed action or the date of participation therein by the holders of Ordinary Shares, whichever shall be the earlier.

                  4.6 Adjustment to Warrant Certificate. The form of Warrant Certificate need not be changed because of any adjustment made pursuant to this
Section 4, and Warrant Certificates issued after such adjustment may state the same Exercise Price and the same number of Ordinary Shares as are stated in any Warrant Certificates issued prior to the adjustment. The Company, however, may at any time in its sole discretion make any change in the form of Warrant Certificate that it may deem appropriate to give effect to such adjustments and that does not affect the substance of the Warrant Certificate, and any Warrant Certificate thereafter issued or countersigned, whether in exchange or substitution for an outstanding Warrant Certificate or otherwise, may be in the form as so changed.

                  4.7 Challenge to Good Faith Determination. Whenever the Board shall be required to make a determination in good faith of the Current Market Value of any item under Section 4, such determination may be challenged in good faith by the Majority Holders.

                  4.8 Treasury Stock. The sale or other disposition of any issued Ordinary Shares owned or held by or for the account of the Company shall be deemed an issuance thereof and a repurchase thereof and designation of such shares as treasury stock shall be deemed to be a redemption thereof for the purposes of this Agreement.

                  5. SECTION HOLDERS' RIGHTS.

                  5.1 Registration Rights.

                  (a) Shelf Registration Statement. The Company agrees with and for the benefit of the Holders of the Warrants, that upon exercise of the Warrants by the Holders thereof, to file with the Commission a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Warrants (the "Shelf Registration Statement"). The Shelf Registration Statement shall be on Form F-1 or another appropriate form permitting registration of such Warrants for resale by Holders in the manner or manners designated by them (including, without limitation, one or more underwritten offerings). The Company shall not permit any securities other than the Warrants (and the Existing Warrants and any other like warrants hereafter issued) to be included in the Shelf Registration Statement. In addition, the Company agrees that it shall make all required filings pursuant to all applicable state "Blue Sky" or securities laws.

                  (b) The Company shall use its best efforts to cause the Shelf Registration Statement to be declared effective under the Securities Act (and to make any required filings as may be necessary to comply with all applicable state "Blue Sky" or securities laws) on or prior to the Exercisability Date and shall cause such Shelf Registration Statement to remain effective under the Securities Act (and all applicable state "Blue Sky" or securities laws) until the earlier of (i) such time as all Warrants have been exercised and (ii) the Expiration Date (the "Effectiveness Period"), or such shorter period ending when all Warrants covered by the Shelf Registration Statement have been sold in the manner set forth and as contemplated in the Shelf Registration Statement; provided that the obligation of the Company to cause the Shelf Registration Statement to be declared effective with respect to Warrant Shares of any Holder who did not request inclusion of their Warrant Shares in the Initial Public Offering pursuant to Section 5.2 shall be extended until the date which is 180 days after the Exercisability Date.

                  (c) Withdrawal of Stop Orders. If the Shelf Registration Statement ceases to be effective for any reason at any time during the Effectiveness Period (other than because of the sale of all of the securities registered thereunder), the Company shall use its best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof.

                  (d) Supplements and Amendments. The Company shall promptly supplement and amend the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration Statement, if required by the Securities Act, or if requested by the holders of a majority of the Warrants covered by such Registration Statement or by any underwriter of such Warrants based on a reasonable belief that such supplement or amendment is required by law.

                  (e) Suspension of Shelf Registration Statement. During any consecutive 365-day period, the Company shall be entitled to suspend the availability of the Shelf Registration Statement for up to two 30 consecutive-day periods (except for the 30 consecutive-day period immediately prior to the Expiration Date) if the Board determines in the exercise of its reasonable judgment that there is a valid business purpose for such suspension and provides notice that such determination was made to the Holders of the Warrants; provided, however, that in no event shall the Company be required to disclose the business purpose for such suspension if the Company determines in good faith that such business purpose must remain confidential.

                  (f) Registration Expenses. All expenses incident to the Company's performance of or compliance with this Section 5.1 will be borne by the Company, including without limitation: (i) all registration and filing fees and expenses; (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws; (iii) all expenses of printing (including printing certificates for the Warrant Shares and printing of prospectuses), messenger and delivery services; (iv) all fees and disbursements of counsel for the Company; (v) all fees and disbursements of independent certified public accountants of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance); and (vi) the Company's internal expenses, the expenses of any annual or other audit and the fees and expenses of any Person, including special experts, retained by the Company.

                  (g) Piggyback Registration Right. If the Company proposes to effect an Initial Public Offering, the Company must, not later than the date of the initial filing of a registration statement pertaining thereto, provide written notice thereof to the holders of the Warrants. Each such holder will have the right, within 20 days after receipt of such notice, to request (which request will indicate the intended method of distribution) that the Company include such holder's Warrant Shares for sale pursuant to such registration statement.

                  (h) The Company will include in such Initial Public Offering all the Warrant Shares for which it receives notice pursuant to Section 5.2(a), unless the managing underwriter for such Initial Public Offering (the "Managing Underwriter") determines that, in its opinion, the number of Warrant Shares that the Holders of Warrants (the "Requesting Holders") have requested to be sold in such Initial Public Offering, plus the total number of Ordinary Shares that the Company and any other selling stockholders entitled to sell Ordinary Shares in such Initial Public Offering propose to sell in such Initial Public Offering, exceed the maximum number of Ordinary Shares that may be distributed without materially adversely affecting the price, timing or distribution of the Ordinary Shares to be sold by the Company. In such event, the Company will be required to include in such Initial Public Offering only that number of Ordinary Shares which the Managing Underwriter believes may be sold without causing such adverse effect in the following order: (i) all of the Ordinary Shares that the Company proposes to sell in such Initial Public Offering and (ii) Ordinary Shares of the Requesting Holders and all other Ordinary Shares that are proposed to be sold by any holder of Ordinary Shares on a pro rata basis in an aggregate number which is equal to the difference between the maximum number of Ordinary Shares that may be distributed in such Initial Public Offering as determined by the Managing Underwriter and the number of Ordinary Shares to be sold in such Initial Public Offering pursuant to clause
(i) above. The Company will have the right to postpone or withdraw any registration statement prior to the effective date without obligation to any Requesting Holder.

                  (i) Repurchase Offer. In the event that an Initial Public Offering has not been completed on or prior to the fifth anniversary of the Issue Date (the "Triggering Date"), the Company will be required to make an offer to purchase (the "Repurchase Offer") all outstanding Warrants issued by it in cash at the Repurchase Price no later than 120 days after the Triggering Date. If an Initial Public Offering relating to the Company occurs at any time between the Triggering Date and 90 days after the expiration date for a Repurchase Offer pursuant to the preceding sentence, the Company will pay to each Holder of Warrants that were purchased in such offer an amount in cash equal to the number of Warrants purchased multiplied by the excess, if any, of
(i) the value, as determined pursuant to the terms of an Initial Public Offering (net of applicable underwriting discounts and placement fees) of the number of Warrant Shares issuable upon the exercise of one Warrant over (ii) the Repurchase Price paid by the Company for each Warrant in such Repurchase Offer.

                  (j) The Company will comply, to the extent applicable, with the requirements of Rule 13e-4 under the Exchange Act and any other applicable securities laws or regulations in connection with any repurchase offers for Warrants.

                  (k) Change of Control Equity Offer. If prior to the consummation of an Initial Public Offering by the Company, a Change of Control (as defined in the Indenture) occurs pursuant to which a Person (including such Person's Affiliates and associates), other than a Permitted Holder, becomes the beneficial owner of more than 50% of the total voting power of the Ordinary Shares of the Company, and the Company is not eligible to, or elects not to, effect a Drag Along Purchase (as defined below), the Company shall make an offer to purchase (the "Change of Control Equity Offer") any and all of the outstanding Warrants at cash purchase prices at least equal to the Repurchase Price.

                  (l) Within 30 days of such Change of Control, the Company shall give notice of the Change of Control Equity Offer to each holder of Warrants by first class mail, postage prepaid, which notice shall govern the terms of the Change of Control Equity Offer and shall (i) set forth the Repurchase Price to be paid for Warrants tendered in the Change of Control Equity Offer, (ii) include the full text of the fairness opinion delivered by an internationally recognized investment bank in connection with the Change of Control, (iii) identify the date on which the Change of Control Equity Offer will expire (the "Change of Control Equity Offer Expiration Date"), which date shall not be less than 20 Business Days following the date of commencement of the Change of Control Equity Offer, which commencement date shall be the date such notice is mailed to holders of Warrants, (iv) explain the facts and circumstances of the Change of Control, (v) include a letter of transmittal which identifies where Warrant Certificates tendered pursuant to the Change of Control Equity Offer are to be delivered, (vi) state that, unless the Company defaults in the purchase of the Warrants tendered pursuant to the Change of Control Equity Offer, Holders of Warrants so tendered shall have no rights with respect to the Warrants tendered after the Change of Control Expiration Date and the only remaining right of such holders with respect thereto is to receive the Repurchase Price therefor promptly after the Change of Control Equity Offer Expiration Date and (vii) that holders whose Warrants are tendered for purchase in part only will be issued new Warrant Certificates representing the number of unpurchased Warrants surrendered.

                  (m) On the Change of Control Equity Offer Expiration Date, the Company will (i) accept for purchase all Warrants tendered pursuant to the Change of Control Equity Offer, (ii) promptly deliver to tendering holders of Warrants the respective Repurchase Price therefor and (iii) issue and mail or deliver to holders tendering a portion of their Warrants new Warrant Certificates representing the number of Warrants equal to the unpurchased portion of the Warrants surrendered.

                  (n) The Company will comply with the requirements of the Exchange Act and other securities laws and regulations to the extent such laws and regulations are applicable in connection with the Change of Control Equity Offer. To the extent the provisions of any securities laws or regulations conflict with the Change of Control Equity offer provisions of this Agreement, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations hereunder.

                  5.2 Drag Along Rights. If, prior to the consummation of an Initial Public Offering, the Board and the holders of a majority of the Ordinary Shares entitled to vote thereon approve a sale of the Company, the Company shall have the right to require the holders of the Warrants to sell such Warrants to such transferee; provided that the consideration to be received by such holders is the same (in terms of price per share and in all other material respects, but adjusted, in the case of Warrants, for the Exercise Price therefor) as that to be received by the other holders and, in any event, shall be cash and/or securities registered under the Securities Act and listed on a national securities exchange or authorized for quotation on The Nasdaq Stock Market, Inc. Any purchase of Warrants pursuant to this paragraph shall be deemed a "Drag Along Purchase."


                  6. SECTION WARRANT AGENT.

                  6.1 Appointment of Warrant Agent. The Company hereby appoints the Warrant Agent to act as agent for the Company in accordance with provisions of this Agreement and the Warrant Agent hereby accepts such appointment. The Company hereby agrees that so long as any Units remain outstanding, the Warrant Agent may appoint the Unit Agent to act as its agent with respect to its duties hereunder as provided in the Unit Agreement.

                  (a) Rights and Duties of Warrant Agent. In acting under this Warrant Agreement and in connection with the Warrant Certificates, the Warrant Agent is acting solely as agent of the Company and does not assume any obligation or relationship or agency or trust for or with any of the holders of Warrant Certificates or beneficial owners of Warrants.

                  (b) The Warrant Agent may consult with counsel satisfactory to it (who may be counsel for the Company), and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the advice of such counsel.

                  (c) The Warrant Agent shall be protected and shall incur no liability for or in respect of any action taken or thing suffered by it in reliance upon any Warrant Certificate, certificate of shares, notice, resolution, direction, consent, certificate, affidavit, statement or other paper or document believed by it to be genuine and to have been presented or signed by the proper parties.

                  (d) The Warrant Agent shall be obligated to perform only such duties as are herein and in the Warrant Certificates specifically set forth and no implied duties or obligations shall be read into this Agreement or the Warrant Certificates against the Warrant Agent. The Warrant Agent shall not be under any obligation to institute any action, suit or legal proceeding or to take any other action which may tend to involve it in any expense or liability for which it does not receive indemnity if such indemnity is requested. The Warrant Agent shall not be accountable or under any duty or responsibility for the use by the Company of any of the Warrant Certificates countersigned by the Warrant Agent and delivered by it to the Holders or on behalf of the Holders pursuant to this Agreement or for the application by the Company of the proceeds of the Warrants. The Warrant Agent shall have no duty or responsibility in case of any default by the Company in the performance of its covenants or agreements contained herein or in the Warrant Certificates or in the case of the receipt of any written demand from a Holder with respect to such default, including any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise.

                  (e) The Warrant Agent shall not at any time be under any duty or responsibility to any Holder to determine whether any facts exist that may require an adjustment of the number of Ordinary Shares purchasable upon exercise of each Warrant or the Exercise Price, or with respect to the nature or extent of any adjustment when made, or with respect to the method employed, or herein or in any supplemental agreement provided to be employed, in making the same. The Warrant Agent shall not be responsible to determine the Cashless Exercise Ratio. The Warrant Agent shall not be accountable with respect to the validity or value of any Ordinary Shares or of any securities or property which may at any time be issued or delivered upon the exercise of any Warrant or upon any adjustment pursuant to Section 4, and it makes no representation with respect thereto. The Warrant Agent shall not be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any Ordinary Shares or stock certificates upon the surrender of any Warrant Certificate for the purpose of exercise or upon any adjustment pursuant to Section 4, or to comply with any of the covenants of the Company contained in Section 4.

                  (f) Before the Warrant Agent acts or refrains from acting with respect to any matter contemplated by this Warrant Agreement, it may require from the Company:

                  (i) an Officers' Certificate of the Company stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Warrant Agreement relating to the proposed action have been complied with; and

                  (ii) an opinion of counsel for the Company stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

                  Each Officers' Certificate or opinion of counsel with respect to compliance with a condition or covenant provided for in this Warrant Agreement shall include:

                           (1) a statement that the Person making such
                  certificate or opinion has read such covenant or condition;

                           (2) a brief statement as to the nature and scope of
                  the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                           (3) a statement that, in the opinion of such Person,
                  he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                           (4) a statement as to whether or not, in the opinion
                  of such Person, such condition or covenant has been complied with.

provided, however, that with respect to matters of fact an opinion of counsel may rely on an Officers' Certificate or certificates of public officials.

                  The Warrant Agent shall not be liable for any action it takes or omits to take in good faith in reliance on any such certificate or opinion.

                  (g) The Warrant Agent shall keep copies of this Agreement and any notices given or received hereunder by or from the Company available for inspection by the Holders during normal business hours at its office. The Company shall supply the Warrant Agent from time to time with such numbers of copies of this Agreement as the Warrant Agent may request.

                  6.2 Individual Rights of Warrant Agent. The Warrant Agent and any stockholder, director, officer or employee of the Warrant Agent may buy, sell or deal in any of the Warrants or other securities of the Company or its affiliates or become pecuniarily interested in transactions in which the Company or its affiliates may be interested, or contract with or lend money to the Company or its affiliates or otherwise act as fully and freely as though it were not the Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

                  6.3 Warrant Agent's Disclaimer. The Warrant Agent shall not be responsible for and makes no representation as to the validity or adequacy of this Agreement or the Warrant Certificates and it shall not be responsible for any statement in this Agreement or the Warrant Certificates other than its countersignature thereon.

                  6.4 Compensation and Indemnity. The Company shall pay to the Warrant Agent from time to time such compensation as the Company and the Warrant Agent shall from time to time agree in writing for its acceptance of this Warrant Agreement and services hereunder. The Company shall reimburse the Warrant Agent upon request for all reasonable disbursements, expenses and advances (including reasonable fees and expenses of counsel) incurred or made by it in addition to the compensation for its services, except any such disbursements, expenses and advances as may be attributable to the Warrant Agent's or any Agent's negligence or bad faith. Such expenses shall include the reasonable compensation, disbursements and expenses of the Warrant Agent's accountants, experts and counsel.

                  The Company shall indemnify each of the Warrant Agent and any predecessor Warrant Agent for, and hold them harmless against, any and all loss, damage, claim, expense or liability including taxes (other than taxes based on the income of the Warrant Agent) incurred by the Warrant Agent without negligence, willful misconduct or bad faith on its part in connection with acceptance of administration of this trust and its duties under this Warrant Agreement, including the reasonable expenses and attorneys' fees and expenses of defending itself against any claim of liability arising hereunder. The Warrant Agent shall notify the Company promptly of any claim asserted against the Warrant Agent for which it may seek indemnity. However, the failure by the Warrant Agent to so notify the Company shall not relieve the Company of its obligations hereunder. The Company shall defend the claim and the Warrant Agent shall cooperate in the defense (and may employ its own counsel satisfactory to the Warrant Agent) at the Company's expense. The Warrant Agent may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its written consent, which consent shall not be unreasonably withheld. The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Warrant Agent as a result of the violation of this Warrant Agreement by the Warrant Agent if such violation arose from the Warrant Agent's negligence or bad faith.

                  To secure the Company's payment obligations in this Section 6.5, the Warrant Agent shall have a senior lien against all money or property held or collected by the Warrant Agent in its capacity as Warrant Agent.

                  When the Warrant Agent incurs expenses or renders services after an Event of Default specified in the Indenture occurs, the expenses (including the reasonable fees and expenses of its agents and counsel) and the compensation for the services shall be preferred over the status of the Holders in a proceeding under any Bankruptcy Law and are intended to constitute expenses of administration under any Bankruptcy Law. The Company's obligations under this
Section 6.5 and any claim arising hereunder shall survive the termination of this Warrant Agreement, the resignation or removal of any Warrant Agent, and any rejection or termination under any Bankruptcy Law.

                  (a) Successor Warrant Agent. The Company agrees for the benefit of the Holders that there shall at all times be a Warrant Agent hereunder until all the Warrants have been exercised or are no longer exercisable.

                  (b) The Warrant Agent may at any time resign by giving written notice to the Company of such intention on its part, specifying the date on which its desired resignation shall become effective; provided, however, that such date shall not be less than 30 days after the date on which such notice is given unless the Company otherwise agrees. The Warrant Agent hereunder may be removed at any time by the filing with it of an instrument in writing signed by or on behalf of the Company and specifying such removal and the date when it shall become effective, which date shall not be less than 30 days after such notice is given unless the Warrant Agent otherwise agrees. Any removal under this Section 6.6 shall take effect upon the appointment by the Company as hereinafter provided of a successor Warrant Agent (which shall be a bank or trust company authorized under the laws of the jurisdiction of its organization to exercise corporate trust powers) and the acceptance of such appointment by such successor Warrant Agent.

                  (c) In case at any time the Warrant Agent shall resign, or shall be removed, or shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or shall commence a voluntary case under the Federal bankruptcy laws, as now or hereafter constituted, or under any other applicable Federal or state bankruptcy, insolvency or similar law or shall consent to the appointment of or taking possession by a receiver, custodian, liquidator, assignee, trustee, sequestrator (or other similar official) of the Warrant Agent or its property or affairs, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, or shall take corporate action in furtherance of any such action, or a decree or order for relief by a court having jurisdiction in the premises shall have been entered in respect of the Warrant Agent in an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or similar law; or a decree order by a court having jurisdiction in the premises shall have been entered for the appointment of a receiver, custodian, liquidator, assignee, trustee, sequestrator (or similar official) of the Warrant Agent or of its property or affairs, or any public officer shall take charge or control of the Warrant Agent or of its property or affairs for the purpose of rehabilitation, conservation, winding up of or liquidation, a successor Warrant Agent, qualified as aforesaid, shall be appointed by the Company by an instrument in writing, filed with the successor Warrant Agent. Upon the appointment as aforesaid of a successor Warrant Agent and acceptance by the successor Warrant Agent of such appointment, the Warrant Agent shall cease to be Warrant Agent hereunder; provided, however, that in the event of the resignation of the Warrant Agent hereunder, such resignation shall be effective on the earlier of (i) the date specified in the Warrant Agent's notice of resignation and (ii) the appointment and acceptance of a successor Warrant Agent hereunder.

                  (d) Any successor Warrant Agent appointed hereunder shall execute, acknowledge and deliver to its predecessor and to the Company an instrument accepting such appointment hereunder, and thereupon such successor Warrant Agent, without any further act, deed or conveyance, shall become vested with all the rights and obligations of such predecessor with like effect as if originally named as Warrant Agent hereunder, and such predecessor, upon payment of its charges and disbursements then unpaid, shall thereupon become obligated to transfer, deliver and pay over, and such successor Warrant Agent shall be entitled to receive, all monies, securities and other property on deposit with or held by such predecessor, as Warrant Agent hereunder.

                  (e) Any corporation into which the Warrant Agent hereunder may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Warrant Agent shall be a party, or any corporation to which the Warrant Agent shall sell or otherwise transfer all or substantially all its corporate trust business, provided that it shall be qualified as aforesaid, shall be the successor Warrant Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto.

                  7. SECTION MISCELLANEOUS.

                  7.1 Reports. (a) The Company will file on a timely basis with the Commission, to the extent such filings are accepted by the Commission and whether or not the Company has a class of securities registered under the Exchange Act, (i) all annual and quarterly financial statements and other financial information that would be required to be contained in a filing with the Commission on Forms 20-F and 10-Q if the Company were required to file such Forms (which financial statements shall be prepared in accordance with U.S.
GAAP), including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" and, with respect to the annual financial information, a report thereon by the Company's certified independent accountants and (ii) all current reports that would be required to be filed with the Commission on Form 8-K if the Company were required to file such reports. Such quarterly financial information shall be filed with the Commission within 45 days following the end of each fiscal quarter of the Company, and such annual financial information shall be furnished within 90 days following the end of each fiscal year of the Company. Such annual financial information shall include the geographic segment financial information required to be disclosed by the Company under Item 101(d) of Regulation S-K under the Securities Act.

                  (b) The Company will also be required (a) to file with the Warrant Agent, and provide to each holder of the Warrants or Warrant Shares, without cost to such holder, copies of such reports and documents within 15 days after the date on which the Company files such reports and documents with the Commission or the date on which the Company would be required to file such reports and documents if the Company were so required, and (b) if filing such reports and documents with the Commission is not accepted by the Commission or is prohibited under the Exchange Act, to supply at the Company's cost copies of such reports and documents to any prospective holder of Warrants or Warrant Shares promptly upon request. In addition, for so long as the Warrants or Warrant Shares remain outstanding and the Company is not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act nor exempt from reporting under Rule 12g3-2(b) of the Exchange Act, the Company shall furnish to the holders of Warrants and Warrant Shares and to prospective holders thereof, upon their request, any information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act and, to any beneficial holder of Warrants or Warrant Shares, information of the type that would be filed with the Commission pursuant to the foregoing provisions, upon the request of any such holder.

                  7.2 Notices to the Company and Warrant Agent. Any notice or demand authorized by this Agreement to be given or made by the Warrant Agent or by the Holder of any Warrant Certificate to or on the Company shall be sufficiently given or made (i) five (5) Business Days after deposited in the mail, first class or registered, postage prepaid, (ii) one Business Day after being timely delivered to a next-day air courier or (ii) when receipt is acknowledged by the addressee, if telecopied, addressed (until another address is filed in writing by the Company with the Warrant Agent), as follows:

                  VersaTel Telecom International N.V.
                  Paalbergweg 36
                  1105 BV Amsterdam-Zuidoost
                  The Netherlands
                  Attention: Raj Raithatha
                  Telecopy: 31-20-501-1011
                  with a copy to:

                  Stibbe Simont Monahan Duhot Lawyers
                  Strawinskylaan 2001
                  1077 ZZ Amsterdam
                  The Netherlands
                  Attention: Alfons F.J.A. Leijten
                  Telecopy: 31-20-546-08-15

                  and

                  Shearman & Sterling
                  599 Lexington Avenue
                  New York, New York 10022
                  Attention: John D. Morrison, Jr.
                  Telecopy: (212) 848-7179


                  In case the Company shall fail to maintain such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations may be made and notices and demands may be served at the principal office of the Warrant Agent.

                  Any notice pursuant to this Agreement to be given by the Company or by the Holder(s) of any Warrant Certificate to the Warrant Agent shall be sufficiently given or made (i) five (5) Business Days after deposited in the mail, first-class or registered, postage prepaid, (ii) one Business Day after being timely delivered to a next-day air courier or (ii) when receipt is acknowledged by the addressee, if telecopied, addressed (until another address is filed in writing by the Warrant Agent with the Company) to the Warrant Agent as follows:

                  United States Trust Company of New York
                  114 West 47th Street, 25th Floor
                  New York, New York 10036-1532

                  Attention:        Corporate Trust Administration
                  Telecopy:         (212) 852-1627

                  7.3 Supplements and Amendments. This Agreement may be amended by the parties hereto without the consent of any Holder for the purpose of curing any ambiguity, or of curing, correcting or supplementing any defective provision contained herein or making any other provisions with respect to matters or questions arising under this Agreement as the Company and the Warrant Agent may deem necessary or desirable; provided, however, that such action shall not affect adversely the rights of the Holders. Any amendment or supplement to this Agreement that has or would have an adverse effect on the interests of the Holders shall require the written consent of the Majority Holders. The consent of each Holder of Warrants affected shall be required for any amendment pursuant to which the Exercise Price would be increased or the number of Ordinary Shares purchasable upon exercise of Warrants would be decreased (other than pursuant to adjustments provided herein) or the exercise period with respect to the Warrants would be shortened. In determining whether the Holders of the required number of Warrants have concurred in any direction, waiver or consent, Warrants owned by the Company or by any Affiliate of the Company shall be disregarded and deemed not to be outstanding, except that, for the purpose of determining whether the Warrant Agent shall be protected in relying on any such direction, waiver or consent, only Warrants which the Warrant Agent knows are so owned shall be so disregarded. Also, subject to the foregoing, only Warrants outstanding at the time shall be considered in any such determination.

                  7.4 Severability. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid, illegal or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect in that jurisdiction only such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Agreement in any jurisdiction.

                  7.5 Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

                  7.6 Termination. This Agreement (other than the Company's obligations with respect to Warrants previously exercised) shall terminate at 5:00 p.m., New York City time on the Expiration Date.

                  7.7 Governing Law. THIS WARRANT AGREEMENT AND THE WARRANTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                  7.8 Submission to Jurisdiction; Appointment of Agent for Service; Waiver. To the fullest extent permitted by applicable law, the Company irrevocably submits to the non-exclusive jurisdiction of any federal or state court in the Borough of Manhattan in The City of New York, County and State of New York, United States of America, in any suit or proceeding based on or arising under this Warrant Agreement and the Warrants, and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in any such court. The Company, to the fullest extent permitted by applicable law, irrevocably and fully waives the defense of an inconvenient forum to the maintenance of such suit or proceeding and hereby irrevocably designates and appoints CT Corporation System (the "Authorized Agent"), as its authorized agent upon whom process may be served in any such suit or proceeding. The Company represents that it has notified the Authorized Agent of such designation and appointment and that the Authorized Agent has accepted the same in writing. The Company hereby irrevocably authorizes and directs its Authorized Agent to accept such service. The Company further agrees that service of process upon its Authorized Agent and written notice of said service to the Company mailed by first class mail or delivered to its Authorized Agent shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. Nothing herein shall affect the right of any person to serve process in any other manner permitted by law. The Company agrees that a final action in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other lawful manner. Notwithstanding the foregoing, any action against the Company arising out of or based on this Warrant Agreement, the Warrants or the transactions contemplated hereby may also be instituted in any competent court in The Netherlands, and the Company expressly accepts the jurisdiction of any such court in any such action.

                  The Company hereby irrevocably waives, to the extent permitted by law, any immunity to jurisdiction to which it may otherwise be entitled (including, without limitation, immunity to pre-judgment attachment, post-judgment attachment and execution) in any legal suit, action or proceeding against it arising out of or based on this Warrant Agreement, the Warrant Certificates or the transactions contemplated hereby.

                  The provisions of this Section 7.8 are intended to be effective upon the execution of this Warrant Agreement and the Warrant Certificates without any further action by the Company or the Warrant Agent and the introduction of a true copy of this Warrant Agreement into evidence shall be conclusive and final evidence as to such matters.

                  (a) Benefits of This Agreement. Nothing in this Agreement shall be construed to give to any Person or corporation other than the Company, the Warrant Agent and the holders of the Warrant Certificates any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent and the holders of the Warrant Certificates.

                  (b) Prior to the exercise of the Warrants, no Holder of a Warrant Certificate, as such, shall be entitled to any rights of a stockholder of the Company, including, without limitation, the right to receive dividends or subscription rights, the right to vote, to consent, to exercise any preemptive right, to receive any notice of meetings of stockholders for the election of directors of the Company, to share in the assets of the Company in the event of the liquidation, dissolution or winding up of the Company's affairs or any other matter or to receive any notice of any proceedings of the Company, except as may be specifically provided for herein.

                  (c) All rights of action in respect of this Agreement are vested in the Holders of the Warrants, and any Holder of any Warrant, without the consent of the Warrant Agent or the Holder of any other Warrant, may, on such Holder's own behalf and for such Holder's own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company suitable to enforce, or otherwise in respect of, such Holder's rights hereunder, including the right to exercise, exchange or surrender for purchase such Holder's Warrants in the manner provided in this Agreement.

                  7.9 Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

                  7.10 Table of Contents. The table of contents and headings of the Sections of this Agreement have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                       VERSATEL TELECOM INTERNATIONAL N.V.


                                       By: /s/ R. Gary Mesch
                                          -------------------------------------
                                          Name:   R. Gary Mesch
                                          Title:  Managing Director



                                       UNITED STATES TRUST COMPANY OF NEW YORK, as Warrant Agent


                                       By: /s/ Gerard F. Ganey
                                          -------------------------------------
                                           Name:
                                           Title:

                                                                    EXHIBIT A TO
                                                               WARRANT AGREEMENT



                  [FORM OF FACE OF GLOBAL WARRANT CERTIFICATE]


                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY ("DTC") TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER REPRESENTATIVE OF DTC AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTIONS 2.9 AND 2.10 OF THE WARRANT AGREEMENT DATED AS OF DECEMBER 3, 1998.

                  THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN "OFFSHORE TRANSACTION" PURSUANT TO RULE 904 OF REGULATION S,
(2) AGREES THAT IT WILL NOT PRIOR TO (X) THE DATE WHICH IS TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(k) UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THEREUNDER) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF (OR OF ANY PREDECESSOR OF THIS SECURITY) OR THE LAST DAY ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAWS (THE "RESALE RESTRICTION TERMINATION DATE"), OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY, (B) PURSUANT TO A

REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND
(3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT THE COMPANY AND THE WARRANT AGENT SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSE (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (II) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATION OR TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE WARRANT AGENT, THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

CUSIP No._____________
No. ___  _____ Warrants


                               WARRANT CERTIFICATE

                       VERSATEL TELECOM INTERNATIONAL N.V.


                  THIS CERTIFIES THAT, _______________, or its registered assigns, is the registered holder of the number of Warrants set forth above (the "Warrants"). Each Warrant entitles the holder thereof (the "Holder"), at its option and subject to the provisions contained herein and in the Warrant Agreement dated as of December 3, 1998 (the "Warrant Agreement"), between the Company and United States Trust Company of New York, as Warrant Agent (the "Warrant Agent", which term includes any successor Warrant Agent under the Warrant Agreement), to purchase from VersaTel Telecom International N.V., a company organized under the laws of The Netherlands (the "Company"), 6.667 Warrant Shares per Warrant at the exercise price of NLG 5.10 per share (the "Exercise Price"), or by Cashless Exercise. This Warrant is subject to the terms and provisions contained in the Warrant Agreement, to all of which terms and provisions the Holder of this Warrant Certificate consents by acceptance hereof. The Warrant Agreement is hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Warrant Agreement for a full statement of the respective rights, limitations of rights, duties and obligations of the Company, the Warrant Agent and the Holders of the Warrants. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Warrant Agreement. This Warrant Certificate shall terminate and become void as of 5:00 p.m. on May 15, 2008 (the "Expiration Date") or upon the exercise hereof as to all the Ordinary Shares subject hereto. The Exercise Price and the number of Warrant Shares purchasable upon exercise of the Warrants shall be subject to adjustment from time to time as set forth in the Warrant Agreement. References in this Warrant Certificate to Ordinary Shares underlying the Warrants, or deliverable upon exercise of the Warrants to the Holders thereof, shall be deemed to refer to Class B Shares of the Company.

                  AS PROVIDED IN THE WARRANT AGREEMENT UNTIL THE EARLIEST OF (i) MAY 15, 1999, (ii) THE COMMENCEMENT OF AN EXCHANGE OFFER OR THE EFFECTIVENESS OF A SHELF REGISTRATION STATEMENT WITH RESPECT TO THE NOTES, (iii) THE EXERCISABILITY DATE AND (iv) SUCH OTHER DATE AS THE REPRESENTATIVES WILL DETERMINE IN THEIR SOLE DISCRETION, EACH $1,000 PRINCIPAL AMOUNT OF NOTES AND ONE WARRANT WHICH COLLECTIVELY COMPRISE EACH UNIT MAY NOT BE TRANSFERRED OR EXCHANGED SEPARATELY.

                  Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

                  This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent, as such term is used in the Warrant Agreement.

                  THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE WARRANT AGREEMENT AND THE WARRANTS WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.

                  IN WITNESS WHEREOF, VersaTel Telecom International N.V. has caused this Warrant Certificate to be executed on behalf of the Company by two Officers of the Company.

Dated: December __, 1998


                                       VERSATEL TELECOM INTERNATIONAL N.V.


                                       By:
                                          -------------------------------------
                                          Name:  R. Gary Mesch
                                          Title: Managing Director



                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

Countersigned:

UNITED STATES TRUST COMPANY OF NEW YORK, as Warrant Agent


By
  --------------------------------
         Authorized Signatory

                    [FORM OF REVERSE OF WARRANT CERTIFICATE]



                  This Warrant Certificate is issued under and in accordance with the Warrant Agreement. A copy of the Warrant Agreement may be obtained for inspection by the Holder hereof upon written request to the Warrant Agent at United States Trust Company of New York, 114 West 47th Street, New York, New York, 10036-1532. References in this Warrant Certificate to Ordinary Shares underlying the Warrants, or deliverable upon exercise of the Warrants to the Holders thereof, shall be deemed to refer to Class B Shares of the Company.

                  Warrants may be exercised at any time commencing at the opening of business on the Exercisability Date and until 5:00 p.m., New York City time on the Expiration Date. Subject to the terms of the Warrant Agreement, the Warrants may be exercised in whole or in part (i) by surrender of this Warrant Certificate with the form of election to purchase Warrant Shares attached hereto duly executed and with the simultaneous payment of the Exercise Price in cash to the Warrant Agent for the account of the Company at the office of the Warrant Agent or (ii) by Cashless Exercise. Payment of the Exercise Price in cash shall be made in cash or by certified or official bank check payable to the order of the Company or by wire transfer of funds to an account designated by the Company for such purpose. Payment by Cashless Exercise shall be made by the surrender of a Warrant or Warrants represented by one or more Warrant Certificates and without payment of the Exercise Price in cash, in exchange for the issuance of such number of Ordinary Shares equal to the product of (1) the number of Ordinary Shares for which such Warrant would otherwise then be nominally exercised if payment of the Exercise Price were being made in cash and
(2) the Cashless Exercise Ratio.

                  The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price and the number of Ordinary Shares issuable upon the exercise of each Warrant shall, subject to certain conditions, be adjusted.

                  In the event the Company enters into a Combination following which this Warrant remains outstanding, the Holder hereof will be entitled to receive upon exercise of the Warrants the shares of capital stock or other securities or other property of such surviving entity as such Holder would have been entitled to receive upon or as the result of such Combination had the Holder exercised its Warrants immediately prior to such Combination; provided, however, that in the event that, in connection with such Combination, consideration to holders of Ordinary Shares in exchange for their shares is payable solely in cash or in the event of the dissolution, liquidation or winding-up of the Company, the Holder hereof will be entitled to receive distributions on an equal basis with the holders of Ordinary Shares or other securities issuable upon exercise of the Warrants, as if the Warrants had been exercised immediately prior to such events, less the Exercise Price.

                  The Company may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges in connection with the transfer or exchange of the Warrant Certificates pursuant to Section 3.6 of the Warrant Agreement but not for any exchange or original issuance (not involving a transfer) with respect to temporary Warrant Certificates, the exercise of the Warrants or the Warrant Shares.

                  Upon any partial exercise of the Warrants, there shall be countersigned and issued to the Holder hereof a new Warrant Certificate in respect of the Warrant Shares as to which the Warrants shall not have been exercised. This Warrant Certificate may be exchanged at the office of the Warrant Agent by presenting this Warrant Certificate properly endorsed with a request to exchange this Warrant Certificate for other Warrant Certificates evidencing an equal number of Warrants. In the event any fractional Warrant Shares would have to be issued upon the exercise of the Warrants, the Company may, at its option, pay an amount in cash equal to the Current Market Value for one Warrant Share on the Business Day immediately preceding the date the Warrant is exercised, multiplied by such fraction, computed to the nearest whole Dutch guilder in lieu of issuing such fractional share.

                  Pursuant to the Warrant Agreement, the Company has certain registration obligations with respect to the Ordinary Shares issuable upon exercise of the Warrants.

                  Pursuant to the Warrant Agreement, if the Company proposes to effect an Initial Public Offering, it shall be obligated to include the Warrant Shares of holders who request to have such Warrant Shares included; provided, however, that the Managing Underwriter may, under certain conditions, limit the number of such Warrant Shares to be included in the Initial Public Offering.

                  Pursuant to the Warrant Agreement, in the event that an Initial Public Offering has not occurred by the Triggering Date, the Company will be required to make an offer to purchase all outstanding Warrants in cash at the Repurchase Price.

                  Pursuant to the Warrant Agreement, under certain circumstances in the event of a Change of Control, the Company shall make an offer to purchase any and all of the outstanding Warrants at cash purchase prices at least equal to the Repurchase Price. In addition, in the event of a sale of the Company, the Company has the power to require holders of the Warrants to sell such Warrants to the transferee.

                  The Warrants do not entitle any holder hereof to any of the rights of a stockholder of the Company, including, without limitation, the right to receive dividends, to vote, to consent, to exercise any preemptive rights or to receive notice as stockholders of the Company in respect of any stockholders' meeting for election of directors of the Company. All Ordinary Shares issuable by the Company upon the exercise of the Warrants shall, upon such issue, be duly and validly issued and fully paid and non-assessable.

                  The Holder in whose name the Warrant Certificate is registered may be deemed and treated by the Company and the Warrant Agent as the absolute owner of the Warrant Certificate for all purposes whatsoever and neither the Company nor the Warrant Agent shall be affected by notice to the contrary.

                  This Warrant Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Warrant Agent.

                 FORM OF ELECTION TO PURCHASE WARRANT SHARES (to
                   be executed only upon exercise of Warrants)

                               [              ]


                  The undersigned hereby irrevocably elects to exercise
----------------
                 Warrants at an exercise price per Warrant Share of NLG
                                                                       --------
to acquire an equal number of Warrant Shares on the terms and conditions specified in the within Warrant Certificate and the Warrant Agreement therein referred to, surrenders this Warrant Certificate and all right, title and
interest therein to        , and directs that the Ordinary Shares deliverable
                   -------
upon the exercise of such Warrants be registered or placed in the name and at the address specified below and delivered thereto.

Date:
     ----------------, ----

                                      ---------------------------------------(1)
                                      (Signature of Owner)


                                      ----------------------------------------
                                      (Street Address)


                                      ----------------------------------------
                                      (City)    (State)    (Zip Code)


                                      Signature Guaranteed by:


                                      ----------------------------------------

--------------
(1) The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a national bank or trust company or by a member firm of any national securities exchange.

Securities and/or check to be issued to:

Please insert social security or identifying number:

                  Name:

                  Street Address:

                  City, State and Zip Code:

Any unexercised Warrants evidenced by the within Warrant Certificate to be issued to:

         Please insert social security or identifying number:

         Name:

         Street Address:

         City, State and Zip Code:

                                   SCHEDULE A

            SCHEDULE OF INCREASES OR DECREASES IN GLOBAL WARRANTS(2)


The following increases or decreases in this Global Warrant have been made:



Date of             Amount of                  Amount of                 Number of                Signature of
Exchange            decrease in                increase in               Warrants of              authorized
                    Number of                  Number of                 this Global              officer of
                    Warrants of this           Warrants of this          Warrant                  Warrant Agent
                    Global Warrant             Global Warrant            following
                                                                         such decrease
                                                                         or increase
----------------------------------------------------------------------------------------------------------------------------


---------
(2)  This is to be included only if the Warrant is in global form.

                                                                    EXHIBIT B TO
                                                               WARRANT AGREEMENT



                [FORM OF FACE OF DEFINITIVE WARRANT CERTIFICATE]

                  THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN "OFFSHORE TRANSACTION" PURSUANT TO RULE 904 OF REGULATION S,
(2) AGREES THAT IT WILL NOT PRIOR TO (X) THE DATE WHICH IS TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(k) UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THEREUNDER) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF (OR OF ANY PREDECESSOR OF THIS SECURITY) OR THE LAST DAY ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAWS (THE "RESALE RESTRICTION TERMINATION DATE"), OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT THE COMPANY AND THE WARRANT AGENT SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSE
(D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (II) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATION OR TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE WARRANT AGENT, THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

CUSIP No._____________
No. ___  _____ Warrants


                               WARRANT CERTIFICATE

                       VERSATEL TELECOM INTERNATIONAL N.V.


                  THIS CERTIFIES THAT, _______________ is the owner of _____ Warrants (the "Warrants") as described above, transferable only on the books of the Company by the holder thereof in person or by his or her duly authorized attorney, on surrender of the Certificate properly endorsed. This Warrant entitles the holder thereof (the "Holder"), at its option and subject to the provisions contained herein and in the Warrant Agreement, dated as of December 3, 1998 (the "Warrant Agreement"), between the Company and United States Trust Company of New York, as Warrant Agent (the "Warrant Agent", which term includes any successor Warrant Agent under the Warrant Agreement), to purchase from VersaTel Telecom International N.V., a company organized under the laws of The Netherlands (the "Company"), 6.667 Warrant Shares per Warrant at the exercise price per share of NLG 5.10 (the "Exercise Price"), or by Cashless Exercise. This Warrant is subject to the terms and provisions contained in the Warrant Agreement, to all of which terms and provisions the Holder of this Warrant Certificate consents by acceptance hereof. The Warrant Agreement is hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Warrant Agreement for a full statement of the respective rights, limitations of rights, duties and obligations of the Company, the Warrant Agent and the Holders of the Warrants. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Warrant Agreement. This Warrant Certificate shall terminate and become void as of 5:00 p.m. on May 15, 2008 (the "Expiration Date") or upon the exercise hereof as to all the Ordinary Shares subject hereto. The Exercise Price and the number of Warrant Shares purchasable upon exercise of the Warrants shall be subject to adjustment from time to time as set forth in the Warrant Agreement. References in this Warrant Certificate to Ordinary Shares underlying the Warrants, or deliverable upon exercise of the Warrants to the Holders thereof, shall be deemed to refer to Class B Shares of the Company.

                  AS PROVIDED IN THE WARRANT AGREEMENT UNTIL THE EARLIEST OF (i) MAY 15, 1999, (ii) THE COMMENCEMENT OF AN EXCHANGE OFFER OR THE EFFECTIVENESS OF A SHELF REGISTRATION STATEMENT WITH RESPECT TO THE NOTES, (iii) THE EXERCISABILITY DATE AND (iv) SUCH OTHER DATE AS THE REPRESENTATIVES WILL DETERMINE IN THEIR SOLE DISCRETION, EACH $1,000 PRINCIPAL AMOUNT OF NOTES AND ONE WARRANT WHICH COLLECTIVELY COMPRISE EACH UNIT MAY NOT BE TRANSFERRED OR EXCHANGED SEPARATELY.

                  Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

                  This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent, as such term is used in the Warrant Agreement.

                  THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE WARRANT AGREEMENT AND THE WARRANTS WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.



                  IN WITNESS WHEREOF, VersaTel Telecom International N.V. has caused this Warrant Certificate to be executed on behalf of the Company by two Officers of the Company.

Dated: December __, 1998


                                       VERSATEL TELECOM INTERNATIONAL N.V.


                                       By:
                                          -------------------------------------
                                          Name:   R. Gary Mesch
                                          Title:  Managing Director



                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

Countersigned:

UNITED STATES TRUST COMPANY OF NEW YORK, as Warrant Agent


By
  ---------------------------
    Authorized Signatory

                    [FORM OF REVERSE OF WARRANT CERTIFICATE]



                  This Warrant Certificate is issued under and in accordance with the Warrant Agreement. A copy of the Warrant Agreement may be obtained for inspection by the Holder hereof upon written request to the Warrant Agent at United States Trust Company of New York, 114 West 47th Street, New York, New York, 10036-1532. References in this Warrant Certificate to Ordinary Shares underlying the Warrants, or deliverable upon exercise of the Warrants to the Holders thereof, shall be deemed to refer to Class B Shares of the Company.

                  Warrants may be exercised at any time commencing at the opening of business on the Exercisability Date and until 5:00 p.m., New York City time on the Expiration Date. Subject to the terms of the Warrant Agreement, the Warrants may be exercised in whole or in part (i) by surrender of this Warrant Certificate with the form of election to purchase Warrant Shares attached hereto duly executed and with the simultaneous payment of the Exercise Price in cash to the Warrant Agent for the account of the Company at the office of the Warrant Agent or (ii) by Cashless Exercise. Payment of the Exercise Price in cash shall be made in cash or by certified or official bank check payable to the order of the Company or by wire transfer of funds to an account designated by the Company for such purpose. Payment by Cashless Exercise shall be made by the surrender of a Warrant or Warrants represented by one or more Warrant Certificates and without payment of the Exercise Price in cash, in exchange for the issuance of such number of Ordinary Shares equal to the product of (1) the Exercise Price and the number of Ordinary Shares for which such Warrant would otherwise then be nominally exercised if payment of the Exercise Price were being made in cash and (2) the Cashless Exercise Ratio.

                  The Warrant Agreement provides that upon the occurrence of certain events the number of Ordinary Shares issuable upon the exercise of each Warrant shall, subject to certain conditions, be adjusted.

                  In the event the Company enters into a Combination following which this Warrant remains outstanding, the Holder hereof will be entitled to receive upon exercise of the Warrants the shares of capital stock or other securities or other property of such surviving entity as such Holder would have been entitled to receive upon or as the result of such Combination had the Holder exercised its Warrants immediately prior to such Combination; provided, however, that in the event that, in connection with such Combination, consideration to holders of Ordinary Shares in exchange for their shares is payable solely in cash or in the event of the dissolution, liquidation or winding-up of the Company, the Holder hereof will be entitled to receive distributions on an equal basis with the holders of Ordinary Shares or other securities issuable upon exercise of the Warrants, as if the Warrants had been exercised immediately prior to such events, less the Exercise Price.

                  The Company may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges in connection with the transfer or exchange of the Warrant Certificates pursuant to Section 3.6 of the Warrant Agreement but not for any exchange or original issuance (not involving a transfer) with respect to temporary Warrant Certificates, the exercise of the Warrants or the Warrant Shares.

                  Upon any partial exercise of the Warrants, there shall be countersigned and issued to the Holder hereof a new Warrant Certificate in respect of the Warrant Shares as to which the Warrants shall not have been exercised. This Warrant Certificate may be exchanged at the office of the Warrant Agent by presenting this Warrant Certificate properly endorsed with a request to exchange this Warrant Certificate for other Warrant Certificates evidencing an equal number of Warrants. In the event any fractional Warrant Shares would have to be issued upon the exercise of the Warrants, the Company may, at its option, pay an amount in cash equal to the Current Market Value for one Warrant Share on the Business Day immediately preceding the date the Warrant is exercised, multiplied by such fraction, computed to the nearest whole Dutch guilder in lieu of issuing such fractional share.

                  Pursuant to the Warrant Agreement, the Company has certain registration obligations with respect to the Ordinary Shares issuable upon exercise of the Warrants.

                  Pursuant to the Warrant Agreement, if the Company proposes to effect an Initial Public Offering, it shall be obligated to include the Warrant Shares of holders who request to have such Warrant Shares included; provided, however, that the Managing Underwriter may, under certain conditions, limit the number of such Warrant Shares to be included in the Initial Public Offering.

                  Pursuant to the Warrant Agreement, in the event that an Initial Public Offering has not occurred by the Triggering Date, the Company will be required to make an offer to purchase all outstanding Warrants in cash at the Repurchase Price.

                  Pursuant to the Warrant Agreement, under certain circumstances in the event of a Change of Control, the Company shall make an offer to purchase any and all of the outstanding Warrants at cash purchase prices at least equal to the Repurchase Price. In addition, in the event of a sale of the Company, the Company has the power to require holders of the Warrants to sell such Warrants to the transferee.

                  The Warrants do not entitle any holder hereof to any of the rights of a stockholder of the Company, including, without limitation, the right to receive dividends, to vote, to consent, to exercise any preemptive rights or to receive notice as stockholders of the Company in respect of any stockholders' meeting for election of directors of the Company. All Ordinary Shares issuable by the Company upon the exercise of the Warrants shall, upon such issue, be duly and validly issued and fully paid and non-assessable.

                  The Holder of this Warrant Certificate may be deemed and treated by the Company and the Warrant Agent as the absolute owner of the Warrant Certificate for all purposes whatsoever and neither the Company nor the Warrant Agent shall be affected by notice to the contrary.

                  This Warrant Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Warrant Agent.

                  FORM OF ELECTION TO PURCHASE WARRANT SHARES
                (to be executed only upon exercise of Warrants)

                                [              ]


                  The undersigned hereby irrevocably elects to exercise
                Warrants at an exercise price per Warrant Share of
---------------
NLG          to acquire an equal number of Warrant Shares on the terms and
    --------
conditions specified in the within Warrant Certificate and the Warrant Agreement therein referred to, surrenders this Warrant Certificate and all right, title
and interest therein to           , and directs that the Ordinary Shares
                        ----------
deliverable upon the exercise of such Warrants be registered or placed in the name and at the address specified below and delivered thereto.

Date:
     ------------------, ----

                                      ---------------------------------------(3)
                                      (Signature of Owner)


                                      ----------------------------------------
                                      (Street Address)


                                      ----------------------------------------
                                      (City)    (State)    (Zip Code)


                                      Signature Guaranteed by:


                                      ----------------------------------------

---------
(3) The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a national bank or trust company or by a member firm of any national securities exchange.

Securities and/or check to be issued to:

Please insert social security or identifying number:

                  Name:

                  Street Address:

                  City, State and Zip Code:

Any unexercised Warrants evidenced by the within Warrant Certificate to be issued to:

         Please insert social security or identifying number:

         Name:

         Street Address:

         City, State and Zip Code:

                                                                    EXHIBIT C TO
                                                               WARRANT AGREEMENT





                          FORM OF TRANSFER CERTIFICATE
                       FOR TRANSFER FROM RULE 144A GLOBAL
                     WARRANT TO REGULATION S GLOBAL WARRANT
                     (Transfers pursuant to Section 2.10(a)
                            of the Warrant Agreement)


VersaTel Telecom International N.V.
c/o United States Trust Company of New York
114 West 47th Street
New York, New York 10036-1532

                  Re:      VersaTel Telecom International N.V.


               Reference is hereby made to the Warrant Agreement dated as of December 3, 1998 (the "Warrant Agreement") between VersaTel Telecom International N.V. and United States Trust Company of New York, as Warrant Agent. Capitalized terms used but not defined herein shall have the meanings given them in the Warrant Agreement.

                  This letter relates to the Warrants beneficially held through interests in the Rule 144A Global Warrant (CUSIP No. _________) with DTC in the name of ________ (the "Transferor") account no. ___. The Transferor hereby requests that on [INSERT DATE] such beneficial interest in the Rule 144A Global Warrant be transferred or exchanged for an interest in the Regulation S Global Warrant (CUSIP (CINS) No. _________) in the same number of Warrants and transfer to (account no. ________).

                  In connection with such request and in respect of such Warrants the Transferor does hereby certify that such transfer has been effected in accordance with the transfer restrictions set forth in the Warrant Agreement and the Warrants and pursuant to and in accordance with 904 of Regulation S under the United States Securities Act of 1933, as amended (the "Securities Act"), and accordingly the Transferor further certifies that:

                  (A) (1) the offer of the Warrants was not made to a person in the United States;

                           (2) either (a) at the time the buy order was
                  originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States, or (b) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on our behalf knows that the transaction was prearranged with a buyer in the United States;

                           (3) no directed selling efforts have been made in
                  contravention of the requirements of 904(b) of Regulation S, as applicable; and

                           (4) the transaction is not part of a plan or scheme
                  to evade the registration requirements of the Securities Act.

         OR

                  (B) Such transfer is being made in accordance with Rule 144 under the Securities Act.

                  This certificate and the statements contained herein are made for your benefit and the benefit of the Company. Terms used in this certificate and not otherwise defined in the Warrant Agreement have the meanings set forth in Regulation S under the Securities Act.

Dated:
      ---------------, ----

[Name of Transferor]



By:
   --------------------------
   Name:
   Title:
   Telephone No.:


Please print name and address (including zip code number)

                                                                    EXHIBIT D TO
                                                               WARRANT AGREEMENT



                          FORM OF TRANSFER CERTIFICATE
                      FOR TRANSFER FROM REGULATION S GLOBAL
                       WARRANT TO RULE 144A GLOBAL WARRANT
                    PRIOR TO EXPIRATION OF RESTRICTED PERIOD
                     (Transfers pursuant to Section 2.10(b)
                            of the Warrant Agreement)


VersaTel Telecom International N.V.
c/o United States Trust Company of New York
114 West 47th Street
New York, New York 10036-1532

                  Re:      VersaTel Telecom International N.V.

               Reference is hereby made to the Warrant Agreement dated as of December 3, 1998 (the "Warrant Agreement") between VersaTel Telecom International N.V. and United States Trust Company of New York, as Warrant Agent. Capitalized terms used but not defined herein shall have the meanings given them in the Warrant Agreement.

                  This letter relates to the Warrants beneficially held through interests in the Regulation S Global Warrant (CUSIP (CINS) No. _________) with [Euroclear] [Cedel] (Common Code No. _______) through DTC in the name of _______________ (the "Transferor") [Euroclear] [Cedel] account no._________. The Transferor hereby requests that on [INSERT DATE] such beneficial interest in the Regulation S Global Warrant be transferred or exchanged for an interest in the Rule 144A Global Warrant (CUSIP No. _________) in the same number of Warrants and transfer to ______________ (DTC account no. ________).

                  In connection with such request, and in respect of such Warrants, the Transferor does hereby certify that such Warrants are being transferred in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), to a transferee that the Transferor reasonably believes is purchasing the Warrants for its own account or an account with respect to which the transferee exercises sole investment discretion and the transferee and any such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction.

                  This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

Dated:
      ---------------, ----

[Name of Transferor]



By:
   --------------------------
   Name:
   Title:
   Telephone No.:





Please print name and address (including zip code number)